                                                                   EXHIBIT 10.24


                    VALUE ADDED INDUSTRY REMARKETER AGREEMENT

THIS VALUE ADDED INDUSTRY REMARKETER AGREEMENT (the "Agreement") Is between SIEBEL SYSTEMS, INC., with its principal place of business at 1855 South Grant Street, San Mateo, CA 94402 ("Siebel"), and LAWSON ASSOCIATES, INC. DBA LAWSON SOFTWARE ("Distributor"), with its principal place of business at 380 St. Peter Street, St. Paul, MN 55102.

1.       DEFINITIONS

1.1 "AFFILIATE" shall mean any corporation, company or other entity Controlled by, or Controlling, Distributor. As used in this Section 1.1, "Control" shall mean control of thirty percent (30%) or more of the outstanding shares of stock of the controlled entity. Such entity shall be deemed to be an "Affiliate" only so long as such Control exists. Upon request, Distributor agrees to confirm the Affiliate status of a particular entity.

1.2 "ANCILLARY PROGRAMS" shall mean the third party are delivered with the Licensed Software as specified in Exhibit A an Order Form, or the Documentation.

1.3 "CUSTOMER" or "END USER" means an entity to whom Distributor provides a valid license to use the Licensed Software in accordance with the terms of this Agreement for such entity's internal business purposes in accordance with the End User Licenser Agreement, and not for redistribution or resale.

1.4 "DOCUMENTATION" shall mean Siebel's then current on-line help, guides and manuals published by Siebel and made generally available by Siebel for the Licensed Software. As of the Effective Date, the Documentation to be provided by Siebel to Customer is described such guides and manuals for the Licensed Software are described in EXHIBIT C.

1.5 "EFFECTIVE DATE" shall mean the effective date set forth at the end of this Agreement.

1.6 "END USER LICENSE AGREEMENT" shall mean Distributor's standard license agreement pursuant to which Distributor licenses the Licensed Software to End Users which includes the minimum terms and conditions set forth in EXHIBIT F.

1.7 "FIRST-LINE SUPPORT" shall mean direct technical support of Licensed Software provided to Users, as set forth in Section 3.4(a).

1.8 "LICENSED SOFTWARE" or "PROGRAMS" means the object code form of the software programs listed on EXHIBIT A attached hereto excluding the Ancillary Programs listed on EXHIBIT A plus any other programs that Siebel in its sole discretion authorizes Distributor to distribute in accordance with this Agreement.

1.9 "LICENSE TERM" means the period commencing on the Effective Date and continuing for the duration of the Initial Term as set forth in EXHIBIT A plus any additional terms agreed upon by the parties pursuant to Section 12.1, unless earlier terminated as set forth in Section 12.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.


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1.10     "MARKETING MATERIALS" means Siebel's standard brochures, data sheets, collateral, magazines, article reprints, industry analyst reports, videotapes, books and other marketing materials that Siebel, in its discretion, makes available to Distributor to assist in its marketing and promotion of the Licensed Software.

1.11 "MAINTENANCE FEES" means the maintenance fees set forth in EXHIBIT A due and payable to Siebel for the First-Line Support, Second-Line Support and/or Third-Line Support provided by Siebel.

1.12     "MAINTENANCE AND SUPPORT SERVICES" shall mean the services set forth in
Section 3.4.

1.13 "ORDER FORM" shall mean the schedule or other document, which substantively contains all the material terms in the sample order form set forth in EXHIBIT G, that specifies the Licensed Software licensed to a particular Customer by Distributor as may be modified by Siebel in its sole discretion from time to time; provided that Siebel will not modify the Order Form in any manner which, in the reasonable opinion of Distributor, materially increases Distributor's costs without the prior written consent of Distributor.

1.14 "PRE-PRODUCTION PROGRAM" shall mean a software program which is (i) not generally licensed for commercial use by Siebel, (ii) not listed as generally available in Siebel's marketing literature, or (iii) designated by Siebel as an "Alpha," "Beta," or "Pre-Production" program or release.

1.15 "SECOND-LINE SUPPORT" shall mean direct technical support of Licensed Software provided to Customers, as set forth in Section 3.4(b).

1.16 "SOLUTION" means the Licensed Software integrated with the Value Added Offering integrated as provided in Section 3.1.

1.17 "SUBLICENSE FEE" means the sublicense fee set forth in EXHIBIT A due and payable to Siebel for each license of the Licensed Software to a Customer.

1.18 "SUPPORTED PLATFORM" shall mean the hardware and software platforms (e.g., database service systems, application server systems, and client systems) that are supported by Siebel as expressly set forth in the Documentation. The requirements for the Supported Platform are subject to change as specified by Siebel in its discretion with ninety (90) days prior written notice to Customer or Distributor; provided that Siebel may only specify a change to the relational database management system (RDBMS) upon four (4) months prior written notice to Customer or Distributor; provided, however, that if Siebel has notified Customer or Distributor of a change to the Supported Platform and a warranty or maintenance claim would be resolved by operating the Licensed Software on the Supported Platform as changed, then Siebel shall have no liability for such warranty or maintenance claims. Notwithstanding the foregoing, Siebel shall have the right to make new versions of the Licensed Software generally available on any Supported Platform, at Siebel's sole discretion, without providing any prior notice to Customer or Distributor.

1.19     "TERRITORY" shall be the geographic area described in EXHIBIT A.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.


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1.20     "THIRD-LINE SUPPORT" shall mean technical support of Licensed Software, as set forth in Section 3.4(c).

1.21 "TRAINING MATERIALS" shall mean the standard generally available Siebel training materials, as set forth in the technical services schedule in effect at the time such training materials are ordered by Distributor.

1.22 "UPDATE" means an updated or enhanced version of any of the software programs listed on EXHIBIT A, in object code format, that is generally released by Siebel, in its discretion, to its distributors and customers. Updates shall not include any future separate product, or any upgrade in features, functionality or performance of the Licensed Software which Siebel licenses to customers separately or offers to other customers generally and only for an additional fee; provided, however, that, as long as Customer is current on Maintenance fee obligations. Updates shall include all (i) bug fixes, patches, and maintenance releases, (ii) new point releases denoted by a change to the right of the first decimal point (e.g., v3.0 to 3.1), and (iii) new major version releases denoted by a change to the left of the first decimal point (e.g., v3.0 to 4.0).

"USER" shall mean the named or specified (by password or other user identification) individuals authorized by Customer to use Licensed Software, regardless of whether the individual is actively using the Licensed Software at any given time. The maximum number of Users that may use the Licensed Software shall be specified in an Order Form. Users may include the employees of Customer or third parties, provided that such third party is limited to use of the Licensed Software (i) only as configured and deployed by Customer, and (ii) solely in connection with Customer's business operations as conducted by or through such third party, including but not limited to the installation, administration or implementation of the Licensed Software for Customer. Distributor agrees that under the terms of each End User License Agreement, the Customer will be responsible for ensuring that any third party usage is authorized by Customer in accordance with the terms and conditions of this Agreement. Notwithstanding the foregoing, Users shall exclude any individuals employed by, or acting on behalf or under the direction or control of, a direct competitor of Siebel. Upon Distributor's request to Siebel, Siebel shall confirm for Distributor whether any given entity is a direct competitor of Siebel.

1.23 "VALUE ADDED OFFERING" means the hardware, software, and/or services, as described in EXHIBIT A, that Distributor provides to Customers in connection with the Licensed Software.

2.       GRANT OF RIGHTS

2.1 LICENSE GRANT. In consideration for the payment of Sublicense Fees and subject to the terms and conditions of this Agreement, Siebel hereby appoints Distributor as a distributor of the Licensed Software and the Ancillary Programs and grants to Distributor the following non-transferable rights (except as provided in Section 13.11 below), all of which may be exercised only by Distributor in the Territory and during the License Term. This appointment shall be on a nonexclusive basis. These rights may not be sublicensed except as expressly permitted in this Section 2.1.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.


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         (a)      To reproduce, exactly as provided by Siebel, object code
copies of the Licensed Software and Ancillary Programs or portions thereof solely to exercise the rights granted in this Section 2.1;

         (b) To distribute and sublicense to Customers the right to use the Licensed Software and Ancillary Programs or portions thereof on a perpetual license basis only in accordance with the terms of the End User License Agreement, subject to the restrictions in Section 5;

         (c) Except to the extent otherwise agreed in a separate written agreement between Siebel and Distributor, to use the Licensed Software and Ancillary Programs for the sole purposes of operating the Licensed Software on any number of Distributor's computer hardware and operating system(s) to (i) test and evaluate the Licensed Software, (ii) train Distributor's personnel in the marketing and sales of the Licensed Software, (iii) demonstrate and promote the Licensed Software to potential Customers, and (iv) provide First-Line Support and Second-Line Support to Customers by using the License Software in a test environment to (1) diagnose reported problems or performance deficiencies of the Licensed Software, and (2) resolve such problems or deficiencies. Notwithstanding the foregoing (except to the extent otherwise agreed in a separate written agreement between Siebel and Distributor), Distributor may (i) not use the Licensed Software internally in a production capacity to run any of its business operations including the sales and customer service activities associated with its End User Customers, or (ii) use the Siebel Tools Programs set forth in EXHIBIT A solely in accordance with the Documentation for the limited purpose of configuring the Licensed Software for distribution with the Value Added Offering and not for general application development purposes. Notwithstanding the foregoing, Distributor may prepare object definitions contained in the Siebel object repository of the Licensed Software solely by using the Siebel Tools Programs ("Customer Object Definitions"); provided that
(i) Distributor may not modify any portion of the Licensed software; (ii) Distributor shall retain all title, copyright and any other rights in and to any Customer Object Definitions, provided however that such rights shall expire upon the termination of this Agreement; (iii) any Customer Object Definitions shall become a part of the Licensed Software to which this Agreement shall apply, provided however Siebel may not use or license the Customer Object Definitions during the License Term unless Siebel independently develops the same or similar object definitions without use of or reference to the Customer Object Definitions; and (iv) Distributor shall distribute Customer Object Definitions in accordance with this Agreement only if Customer Object Definitions are used solely in conjunction with the Licensed Software and Distributor does not separate any Customer Object Definitions from the Licensed Software in any manner. It is further understood and agreed that Distributor must provide a license to use the Siebel Tools Programs to all Customers.

         (d) To distribute to Customers, exactly as, provided by Siebel, any Documentation, Training Materials and Marketing Materials provided by Siebel, subject to the payment of fees set forth in Section 6.2. Distributor shall not reproduce the Documentation, Training Materials, or Marketing Materials for any purpose.

2.2 END USER LICENSE AGREEMENT. Distributor shall enter into a written End User License Agreement with each Customer to whom Distributor grants any rights to use Licensed Software, Ancillary Programs or Documentation (subject to EXHIBIT C). Each End User License


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.


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Agreement shall (i) contain the minimum terms attached hereto as EXHIBIT F and
(ii) be at least as protective of Siebel's rights and interests as the terms of EXHIBIT F. Each End User License Agreement shall specify the maximum number of Users permitted to use the Licensed Software and Ancillary Programs. Distributor shall use reasonable efforts to prevent Customer from exceeding the maximum number of Users set forth in the End User License Agreement. In the event that Distributor learns that a Customer has exceeded such maximum, Distributor shall so notify Siebel and shall use reasonable efforts to collect the corresponding license fees from Customer, upon the receipt of which Distributor shall pay the corresponding Sublicense Fees to Siebel for the increased Users.

2.3 SOURCES CODE ESCROW. Customer shall have the right to become a beneficiary to the Master Preferred Escrow Agreement between Siebel and Data Securities International, Inc., a copy of which will be provided to Customer upon request and which will be incorporated by reference into this Agreement when Customer executes an Acceptance Form pursuant to the Master Preferred Escrow Agreement. All rights and licenses granted under or pursuant to this Agreement are and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy code, licenses of rights to "intellectual property" as defined under section 101(56) of the U.S. Bankruptcy Code.

3.       DISTRIBUTOR OBLIGATIONS

3.1 DISTRIBUTOR'S VALUE ADDED OFFERING. Notwithstanding anything to the contrary in this Agreement, Distributor understands and agrees that during the License Term, Distributor shall distribute the Licensed Software to Customers only in conjunction and concurrently with a Value Added Offering and not on a standalone basis; provided, however, that this requirement shall not apply to Distributor's existing Customers or to Distributor's distribution of Updates to the Licensed Software to an existing Customer who has licensed the Licensed Software in connection with the Value Added Offering. The Value Added Offering shall materially differentiate the Solution from the Licensed Software; provided, however, that nothing contained in this Section or in this Agreement shall in any way limit or restrict the freedom of Distributor to determine the resale price for the Solution as set forth in Section 3.2.

3.2 DISTRIBUTOR'S PRICING OF THE SOLUTION. Distributor shall be free to determine list pricing and any volume or other applicable discounts for the Solution.

3.3 INSTALLATION AND TRAINING SERVICES. Distributor may be responsible for conducting all activities required to install the Licensed Software at its Customers' locations and may be responsible for providing training to such Customers and any system integrators involved in such installation. All such installation and training shall be conducted with the highest level of professionalism and quality. It is understood that Distributor is not permitted to conduct such activities or provide such training unless and until Distributor and authorized representative of Siebel agree on the terms under which Distributor will conduct such activities or provide such training. At Distributor's request, Siebel shall provide to Distributor the Documentation and Training Materials are ordered, provided that during the first sixth (6) months of this Agreement, Distributor shall receive a ten percent (10%) discount off of such list prices.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.


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3.4      MAINTENANCE AND SUPPORT SERVICES. Distributor shall provide Maintenance and Support Services to all of its Customers of Licensed Software as set forth in Sections 3.4(a) and 3.4(b) below only if distributor notifies Siebel within twelve (12) months after the Effective Date of Distributor's election to commence First-Line Support and Second-Line Support (such notification the "Assumption of Support"). Distributor shall be obligated to make the Assumption of Support unless Distributor reasonably determines that providing Maintenance and Support, and subject to distributor's payment of the Maintenance Fees as set forth in EXHIBIT A, Siebel will as a subcontractor of Distributor provide First-Line Support, Second-Line Support and Third-Line Support to Customers. After the Assumption of Support, distributor may elect to Require Customers to provide their own First-Line Support; however, in no event will Siebel be responsible for First-Line or Second-Line Support. Subject to Distributor's payment of the Maintenance Fees set forth in EXHIBIT A, Siebel shall provide Third-Line Support to Distributor in accordance with Siebel's then current Maintenance and Support Services Policy. Distributor shall be responsible for all support related to the Value Added Offering.

         (a) FIRST-LINE SUPPORT. First-Line Support means direct technical support of Licensed Software, including but not limited to (a) a direct response to Customer and User inquiries concerning the performance, functionality or operation of the Licensed Software, (b) a direct response to reported problems or performance deficiencies with the Licensed Software, (c) a diagnosis of problems or performance deficiencies of the Licensed Software, and (d) a resolution of problems or performance deficiencies of the Licensed Software. First Line Support includes the support described as "First Line Support" in EXHIBIT B. First-Line Support shall include the provision of telephone and other appropriate contact points so that Customers may contact distributor regarding technical and support questions and other problems regarding use of the Licensed Software. Distributor shall inform Customers that if, after using its reasonable commercial efforts, the Customer is not able to answer a support question or to correct a reported problem in the Licensed Software, the Customer may contact distributor for Second-Line Support, as provided below.

         (b) SECOND-LINE SUPPORT. Second-Line Support means web-based and telephone and other support at least at the level of Second Line Support described in Siebel's then current Maintenance and Support Services Policy. A copy of Siebel's Maintenance Policy as of the date of this Agreement is set forth in EXHIBIT B. Siebel reserves the right to alter such policies from time to time, in its reasonable discretion, on ninety (90) days' prior notice to Distributor. Distributor is hereby authorized to distribute to its Customers, as a part of Second-Line Support, any and all Updates that Siebel provides distributor.

         (c) THIRD-LINE SUPPORT. In consideration for the payment of Siebel Maintenance Fees set forth in EXHIBIT A, Siebel shall provide Distributor third line support ("Third-Line Support") for the Licensed Software in accordance with Siebel's then current Maintenance and Support Services Policy. This shall include web-based and telephone support to respond to questions that are due solely to the failure of the Licensed Software to perform in any material respect the functions described in the Documentation when operated on a Supported Platform. After the Assumption of Support, before requesting Third-Line Support, Distributor shall use reasonable commercial efforts to resolve support questions and to correct reported problems in the Licensed Software and to ensure that the issue is not related to any other part of the Solution.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.


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If Distributor requests Siebel to provide services at a customer site or at
Distributor, Distributor agrees to pay Siebel for such services in accordance with Siebel's list prices for such services as of the date such services are delivered and to reimburse Siebel for all its out-of-pocket expenses, including travel and accommodations, in providing such services.

3.5 SIEBEL CERTIFICATION OF DISTRIBUTOR TECHNICAL SUPPORT STAFF. Unless distributor does not make the Assumption of Support as provided in Section 3.4,
(i) Distributor shall hire and maintain sufficient technical support personnel as are needed to support the Licensed Software and achieve the Customer satisfaction levels required under Section 3.7; and (ii). Distributor shall hire and maintain at all times during the term of this Agreement, at a minimum, two technical support engineers who have successfully completed the following Siebel training certification ("Siebel Certification Training"): (i) the Siebel training program as described in Siebel's then current program description, (ii) the required competency testing, and (iii) one week of additional training with Siebel technical support engineers at the Siebel support center designated by Siebel. Distributor will be responsible for all training fees and costs associated with obtaining Siebel Certification Training and shall use its reasonable efforts to ensure that such training is completed as soon as practicable after the Assumption of Support. Distributor's support staff must be fluent in English and all Customer languages spoken in the Territory.

3.6 DISTRIBUTOR MAINTENANCE REPORTING REQUIREMENTS. Distributor will maintain proper records of Maintenance and Support Services provided to Customers. Siebel may audit any such records to verify Distributor's performance of its support obligations. On a monthly basis, Distributor will provide Siebel a report to Siebel containing the following new customer information: (i) Customer name, (ii) Customer hardware and software configurations, (iii) Customer contact names, (iv) Customer contact information, including address, telephone number, and email address and (v) term of Customer's Maintenance and Support Services Agreement. Within thirty (30) days after the end of each quarter, Distributor shall provide Siebel a report in a form specified by Siebel showing in detail (i) the number of support calls received during quarterly period with the associated severity level, (ii) the overall average response time by severity level for such support calls, (iii) the overall average resolution time by severity level for such support calls; and (iv) other information reasonably requested by Siebel.

3.7 CUSTOMER SATISFACTION REQUIREMENT. Siebel may, at its discretion and expense and in reasonable intervals, survey Customers to determine the level of Customer satisfaction with the Maintenance and Support Services, if any, and other services provided by Distributor. In order to minimize any inconvenience to Customers, Siebel agrees to use reasonable efforts to conduct such surveys in coordination with surveys or audits conducted by Distributor. If the results of the survey indicate a level of dissatisfaction with Distributor's Customers (e.g., a gap of more than 2 on a 10 point scale in any surveyed category where the gap represents the difference between the importance level to the customer and customer's satisfaction), then (i) Siebel will notify Distributor, and (ii) the parties will work together to develop a improvement plan to improve Customer satisfaction. Should Distributor fail to improve the level of Customer satisfaction for the then current calendar quarter and the quarterly average of the gap for any surveyed category is more than 2, Siebel may elect to immediately terminate Distributor's right to continue to provide Maintenance and Support Services to its Customers.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.


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3.8      SIEBEL TECHNICAL SERVICES AND PROFESSIONAL SERVICES Siebel shall provide technical services to Distributor, subject to availability, as agreed to from time to time by the parties, in accordance with Siebel's technical services schedule in effect at the time such services are ordered (available upon request). Siebel will provide professional services to Distributor pursuant to a separate agreement between the parties as to the terms of the provision of such services. It is understood that during the first six (6) months of this agreement, such professional services will be provided at a discount (*) off of Siebel's then current list price for such services.

3.9 CUSTOMER VISITS. With Distributor's prior written consent (such consent not to be unreasonably withheld), Siebel may at its expense visit distributor's Customers from time to time upon reasonable advance notice and with Customer's approval, to stay abreast of customer requirements and to evaluate features for potential future products. Distributor agrees to provide Siebel reasonable assistance in arranging such visits with Customers. Siebel agrees to provide to Distributor a summery of Customer information obtained during the course of such visits to the Extent such information is pertinent to Distributor's obligations under this Agreement.

3.10 DISTRIBUTOR WARRANTIES. Distributor represents and warrants that as of the Effective Date and continuing throughout the License Term:

         (a) Distributor will maintain the facilities, resources and experienced personnel necessary (i) to market and distribute Licensed Software;
(ii) after the Assumption of Support, to perform the necessary installation, training and maintenance services related to such Licensed Software; and (iii) otherwise to fulfill its obligations under this Agreement. In addition, Distributor will maintain the facilities, resources and experienced personnel necessary to perform the installation and training services agreed to by Distributor with a Customer.

         (b) Distributor is not precluded by any existing arrangement, contractual or otherwise, from entering into this Agreement and performing hereunder;

         (c) Distributor will make no representations or warranties related to the Licensed Software in excess of Siebel's representations or warranties contained in Section 10 of this Agreement.

         (d) Distributor has not relied on any promises or representations other than those promises or representations expressly made in writing in this Agreement;

         (e) If Distributor becomes aware of any actual or suspected unauthorized use, copying or disclosure of the Licensed Software or Ancillary Programs, Distributor will promptly notify Siebel and will assist Siebel, at Siebel's expense and request, in the investigation and prosecution of such unauthorized use, copying or disclosure; and

         (f) Distributor has the full right, power and authority to enter into this Agreement and to carry out its obligations hereunder, and there are no impediments known to Distributor that would prevent Distributor compliance with all the terms of this Agreement.

3.11 DISTRIBUTOR INDEMNITY. Distributor will indemnify Siebel for, and hold Siebel harmless from, any loss, expense, damages, claims, demands, or liability arising form any claim, suit,


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.


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action or demand resulting from: (a) the gross negligence or willful misconduct of Distributor or its representatives; (b) the breach of any terms of this Agreement; (c) the use or distribution of the Licensed Software and Ancillary Programs by Distributor except for claims which arise directly from or relate directly to breaches of Siebel's obligations under this Agreement or fall within Siebel's indemnification obligations under this Agreement, including but not limited to Siebel's warranties with respect to the Licensed Software; or (d) any claim related to the Value Added Offering.

3.11A    SIEBEL INDEMNITY. Subject to the limitation of liability set forth in
Section 11 ("Limitation of Liability"), Siebel will indemnify Distributor for, and hold Distributor harmless from, any loss, expense, damages, claims, demands, or liability arising from any claim, suit, action or demand resulting from: (a) the breach of Section 10 ("Siebel Warranties") or 13.1 ("Nondisclosure"); or (b) the use of the Licensed Software and Ancillary Programs by any Customer of Distributor to the extent such claims arise directly from or relate directly to breaches of Siebel's obligations under this Agreement or fall within Siebel's indemnification obligations under this Agreement, including but not limited to Siebel's warranties with respect to the Licensed Software.

3.12 MARKETING AND SALES EFFORTS. Distributor and Siebel shall each use reasonable efforts to promote and market the Licensed Software to Customers and potential Customers in order to maximize the licensing and distribution of the Licensed Software to Customers. Such marketing efforts shall include, but not be limited to the following: preparation and presentation of an annual Marketing and Sales Plan with all marketing and sales related expenditures detailed and a ROI (return on investment) analysis to justify all such expenditure; Such annual Marketing and Sales Plan shall be presented to Siebel within 30 days from the Effective Date (and each year thereafter on the anniversary date of the Effective Date) for its review and approval (such approval not to be unreasonably withheld or delayed); establishment of a marketing and sales force to promote and distribute the Licensed Software; advertising the Licensed Software in a commercially appropriate and reasonable manner; and promoting the Licensed Software at seminars, trade shows and conferences. Distributor agrees further that its marketing and advertising efforts with respect to the Licensed Software will be of high quality and in no event of lesser quality as Distributor's efforts with respect to Distributor's own software. Distributor further agrees that it shall preserve the professional image and reputation of Siebel and the Licensed Software. Within one hundred twenty (120) calendar days from the Effective Date, Distributor agrees to appoint and train, to the reasonable satisfaction of Siebel, sufficient sales persons and/or technical support consultants as are needed to satisfy Distributor's obligation to use its reasonable efforts to market and sell the Licensed Software. Distributor agrees that its staff shall achieve a level of competence in the Licensed Software and will participate in applicable certification programs that Siebel may establish. Each party shall appoint, at its own expense, a channel manager to manage the relationship described in this Agreement and to assist in addressing issues that may arise. Each party shall use reasonable efforts to provide the other party with qualified leads related to the products and services distributed by the other party.

3.13 POLICY CHANGES. From time to time Siebel may institute new or revised policies and procedures (i) regarding the distribution and licensing of the Licensed Software, Updates, Documentation and Ancillary Programs (e.g., technical measures to reduce piracy, order


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.


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processing), and (ii) to ensure Siebel's intellectual property rights and other rights (including without limitation the right to receive timely payment, right to ensure appropriate levels of end user customer satisfaction) are fully protected. Siebel will provide written notice of such policies and procedures to Distributor, and Distributor agrees to implement such policies and procedures within a reasonable time after such notice; provided however that if such revised policies and procedures materially increase Distributor's costs, the parties will discuss in good faith a reasonable alternative to Distributor's implementation of such policies and procedures.

3.14 THIRD PARTY PERFORMANCE. Distributor agrees that none of its obligations under this Agreement, including but not limited to its minimum order, payment, warranty and indemnification obligations to Siebel, are conditioned in any ware on any third party's performance or nonperformance of its payment or other obligations to Distributor.

4.       DELIVERY

Within ten (10) days of the Effective Date, Siebel shall deliver to Distributor master copies on diskette or CD-ROM of the Licensed software and Ancillary Programs. Siebel will also deliver Documentation to Distributor as set forth in EXHIBIT C. Siebel will promptly provide Distributor will master copies on diskette or CD-ROM of any Updates Siebel makes available, and Distributor agrees that it will incorporate such Updates into the Licensed Software which it provide to new Customers promptly as possible, and in no event more than sixty
(60) days after Distributor's receipt of each such Update. From time to time during the License Term, Siebel will, upon request and subject to availability, provide Distributor a reasonable number of copies of Marketing Materials for distribution to potential customers.

5.       RESTRICTIONS REGARDING THE LICENSED SOFTWARE

5.1 LICENSE RESTRICTIONS. Distributor acknowledges that, except as explicitly stated in this Agreement, the Agreement does not grant Distributor any right or license to the Licensed Software or Ancillary Programs or any proprietary rights therein, and no license or other rights shall be created by implication or estoppel. In particular, but without limiting the generality of the foregoing, no right or license in or to source code for the Licensed Software or Ancillary Programs is granted hereunder. distributor covenants that it shall not (i) sublicense or otherwise permit access or use of the Licensed Software or Ancillary Programs on a commercial time-sharing, lease, rental, or service bureau basis; (ii) allow or otherwise permit access or use of the Programs or Ancillary Programs on a commercial time-sharing, lease, rental, or service bureau basis; or (iii) allow an End User to reassign or otherwise transfer the Licensed Software to a third party, provided, however, that the End User may assign the Licensed Software (and the Ender User License Agreement) in connection with a merger, acquisition or sale of all or substantially all of its assets unless the surviving entity is a direct competitor of Siebel. Distributor covenants that it shall not prepare, and it shall not permit any others to prepare, any derivative works of the Licensed Software or Ancillary Programs, or otherwise modify or revise any materials received from Siebel. Distributor covenants that it shall not use, reproduce, distribute or sell the Licensed Software or Ancillary Programs in any manner or for any purpose except as specifically permitted under this Agreement. Notwithstanding the foregoing, it is


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

understood and agreed that for financing purposes only, an Customer may lease the License Software through a third party leasing company at Customer's expense.

5.2 PROHIBITION ON DECOMPILING. Distributor acknowledges that the Licensed Software and Ancillary Programs contain the valuable information on Siebel and its licensors, and Distributor agrees not to cause or permit the modification, reverse engineering, translation, disassembly, or decompilation of, or otherwise to attempt to derive the source code of the Licensed Soft3ware or Ancillary Programs, whether in whole or in part; provided that however that if required under applicable law, upon Customers request, Siebel shall provide information necessary for Customer to achieve interoperability between the Licensed Software and other software for a nominal administrative charge.

5.3 PROPRIETARY NOTICES. In order to protect Siebel's and its licensors' copyright and other ownership interests in the Licensed Software and Ancillary Programs, Distributor agrees that as a condition of its rights hereunder, each copy of the Licensed Software or Ancillary Programs reproduced by or on behalf of Distributor shall contain the same proprietary notices on the media, within the code and on the Documentation which appear on the media or within the code of the Licensed Software or Ancillary Programs, or on the Documentation delivered by Siebel to Distributor and as otherwise reasonably required by Siebel. Distributor will not remove or obscure any proprietary notices from any Documentation, Training Materials, or Marketing Materials provided by Siebel.

5.4 CHANNEL MANAGEMENT. Distributor and Siebel will meet at least monthly to jointly review the list of qualified sales opportunities that Distributor is pursuing to identify any potential sales channel conflicts and determine the appropriate party to handle the sales opportunity. In the event of a disagreement with respect to a particular sales opportunity, the resolution of which party should be responsible for handling the sales opportunity will be escalated within Distributor's and Siebel's respective organizations for resolution after consideration of all relevant factors including the best interests of the prospective customer and the resources previously allocated to the sales opportunity by both parties. As soon as reasonably possible after signature of this Agreement, the parties will meet to jointly establish procedures for managing sales channel conflicts.

5.5 RESERVED TERRITORY. Notwithstanding anything to the contrary contained in this Agreement, Siebel retains the exclusive right to distribute the Licensed Software to the companies listed in EXHIBIT E. If Distributor wishes to license, distribute, show or demonstrate the Licensed software to any company listed on EXHIBIT E, Distributor shall notify Siebel in writing and obtain Siebel's prior written approval.

5.6 COMPETITIVE ACTIVITY. Distributor agrees that Siebel is Distributor's primary customer relationship management product ("CRM") partner and Distributor shall not advertise or market any third party as a CRM partner. Further, as a material and fundamental term of this Agreement and in order to protect Siebel's trade secret and other confidential information from inadvertent or inevitable misappropriation or disclosure, Distributor agrees that neither it nor its Affiliates will (i) develop; or (ii) host, license or otherwise distribute any CRM products that are directly competitive with the base applications and core modules of the Licensed Software as will be set forth with their corresponding functionality in Exhibit I, such Exhibit I Siebel will provide to Distributor within thirty (30) days after the Effective Date (such activities collectively referred to as "Competitive Activity" and such products referred to as "Directly Competitive Products"), except as expressly permitted in this Section 5.6.

Distributor may continue to develop, host, license or otherwise distribute any of Distributor's products that are generally available as of the Effective Date (the "Lawson Products"). Distributor represents (i) that none of the Lawson Products are Directly Competitive Products and (ii) that the suite of products currently referred to by Distributor as the Relationship Management Suite Customer Relationship Management products are not generally available as of the Effective Date. The parties agree that should a dispute arise as to whether a Lawson Product is a Directly Competitive Product, the parties will discuss such dispute in good faith and following such discussions, if Siebel reasonably believes that such product is a Directly Competitive Product, Distributor will be free to develop, host, license or otherwise distribute such product, provided that Distributor shall not be permitted to host, license or otherwise distribute the Siebel product with which such product directly competes. In the event a Customer requires Distributor to host, license or otherwise distribute a Directly Competitive Product, Distributor shall notify Siebel and following such notification Distributor may host, license or otherwise distribute such Directly Competitive Product, provided that Distributor has used its reasonable efforts to promote and market the Licensed Software to Customers and potential Customers. In addition, in the event that the functionality of a Program is altered resulting in such Program becoming directly competitive with a product then currently offered by Distributor, Distributor may continue to offer such Directly Competitive Product. Siebel also acknowledges that Distributor has up to six (6) months following the Effective Date to determine whether to offer initially (*)'s professional services automation software. Distributor will intermittently review the Siebel product(s) that compete directly with the (*) professional services automation software offering and evaluate the relative demand in the market for the two products to determine if the Siebel professional services automation offering has become the better alternative for its customers. If Distributor, in its judgment, should so determine, Distributor and Siebel will jointly develop a plan to begin offering the Siebel professional services automation software as Distributor's professional services automation offering. Siebel acknowledges that should Distributor decide to offer the Siebel professional services automation software, Distributor will be required to continue to support existing installations of the (*) professional services automation software in accordance with Distributor's agreement with its customer(s).

Notwithstanding the foregoing provisions of this Section 5.6: (a) if at any time Distributor or one of its Affiliates develops a Directly Competitive Product, Siebel may terminate this Agreement upon thirty (30) days prior written notice to Distributor; and (b) if at any time (i) Distributor or one of its Affiliates hosts, licenses or otherwise distributes any Directly Competitive Product, or
(ii) Siebel, in its sole discretion, believes that Distributor's or one of its Affiliate's Competitive Activity significantly reduces the value to Siebel of Siebel's relationship with Distributor under this Agreement, Siebel may terminate this Agreement upon six (6) months prior written notice to Distributor, provided however that during the first fifteen (15) days of such six month period, Distributor shall provide to Siebel reasonable assurances that Siebel's intellectual property rights in and to the Licensed Software are and will continue to be fully protected during such six month period and if Distributor does not provide such assurances, such six month period will be reduced to thirty (30) days. The parties agree that termination of this Agreement as set forth in this Section 5.6 above will be Siebel's sole remedy for distributor's breach of this Section 5.6, provided that Distributor is not in breach of any other provision of this Agreement.

6.       PAYMENT

6.1 SUBLICENSE FEES. For each copy of all or any portion of the Licensed software distributed to, produced, deployed made available to or otherwise used by a Customer pursuant to an agreement or understanding with Distributor, Distributor shall pay the Sublicense Fees set forth


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

in EXHIBIT A. Distributor, shall report any distribution, reproduction or use of the Licensed software by an Customer as set forth in Section 6.5. In addition, distributor shall make the payments to Siebel for Distributor's Minimum Payments set forth in EXHIBIT A.

6.2 DOCUMENTATION AND TRAINING MATERIALS. For each copy of Documentation or Training Materials provided to Distributor by Siebel, Distributor shall pay Siebel's list prices in effect as of the date such documentation and Training Materials are ordered, provided that during the first six (6) months of this Agreement, (*)

6.3 DISTRIBUTOR MAINTENANCE FEES. Distributor shall pay Siebel the Siebel Maintenance Fees for Third-Line Support set forth in EXHIBIT A. Such Maintenance Fees (*) following the end of the quarter in which the related Sublicense Fee accrued.

6.4 PAYMENT TERMS. Sublicense Fees (*) which they accrued, accompanied by the report set forth in Section 6.5. Except as otherwise provided in this Agreement, all fees or other charges shall be payable thirty (30) days from receipt of the applicable invoice. If any provision of this Agreement does not allow Distributor to recognize all license fee revenue when an End User License Agreement is signed and the Licensed Software is shipped to Customer, at Distributor's request, Distributor and Siebel will agree to discuss in good faith amending this Agreement in such reasonable manner as required to allow Distributor to recognize such revenue.

6.5 REPORTS AND PAYMENTS. Within five (5) business days of the completion of each Customer transaction, Distributor shall submit to Siebel for each transaction a copy of the Order Form, the current version of which is set forth at EXHIBIT G. Such document shall show in detail (i) the number of copies or units of Licensed Software reproduced, distributed, deployed or otherwise used by a Customer of Distributor during the previous month, (ii) the amount owing Siebel therefor including the Distributor Sublicense Fees and Distributor Maintenance Fees, and (iii) the names and locations of the Customers. Within thirty (30) days before the end of each quarter, Distributor will use its reasonable efforts to provide Siebel a non-binding forecast of Sublicense Fees and other fees to be due to Siebel for that quarter.

6.6 TAXES. The specified amounts listed in this Agreement do not include taxes, duties or fees; if Siebel is required by the tax authorities to pay (i) sales, use, property, value-added, or other taxes, (ii) any customs or other duties, or (iii) any import, warehouse or other fees associated with the importation or delivery of the Licensed Software, Documentation, or Training. Materials or based on the rights and licenses granted by Siebel to Distributor in this Agreement or on Distributor's use of Licensed Software, Documentation or Training Materials or any services provided by Siebel to Distributor hereunder, then such taxes, duties or fees shall be billed to and paid by Distributor. If Distributor is permitted to declare any such taxes, Distributor shall declare and

6.7 RECORDS AND INSPECTION RIGHTS. Distributor will keep and maintain proper records and books of account relating to its distribution and sublicensing of Licensed Software to Customers. Siebel may have an independent audit firm inspect and audit on its behalf, any such records to verify Distributor's compliance with its payment obligations hereunder. Any such inspection will be conducted during regular business hours, upon at least five
(5) business days advance


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

written notice, at Distributor's offices in a manner that does not unreasonably interfere with Distributor's business activities. The person or entity conducting such audit must execute an appropriate confidentiality agreement with respect to Distributor's non-public or proprietary information. Such inspection shall be at Siebel's cost and expense, unless the inspection reveals that Distributor underpaid the amount actually owing by ten percent (10%) or more, in which case Distributor shall pay such reasonable out of pocket costs and expenses. Such audits may be conducted no more than once in any twelve (12) month period. In the event that Siebel wishes to inspect such books and records, Distributor will make all relevant records available. Distributor shall use reasonable commercial efforts to compel its Customers to permit Siebel to inspect the records of such Customer as provided in this Section, the cost of such inspections to be home equally by the parties and the parties agree to discuss in good faith necessity of any such inspection. Distributor shall owe simple interest at the rate of ten percent (10%) per year on any past due balances pursuant to this Agreement.

7.       LIMITED RIGHT TO USE TRADEMARKS

7.1 GRANT OF LICENSE. Jsiebel hereby grants to Distributor under the terms set forth in this Section 7, a non-exclusive license to use the trademarks and trade names set forth in EXHIBIT D (the "Trademarks"), solely in connection with the marketing, distribution and support of the Licensed Software and only in the manner prescribed in this Agreement. Distributor agrees that it will use the Marketing, distribution and support of the Licensed Software. Distributor agrees that the Licensed Software and any related services will be marketed under the Siebel brand name and Trademarks in the United States. Any other proposed use of the Trademarks must be approved in writing by Siebel in advance of such use.

7.2 FORM OF USE. Distributor shall only use the Trademarks in the form(s) approved in writing by Siebel, including the (TM) symbol (and, upon registration of any registered trademark, the (R) symbol), and an indication that Siebel is the owner of the Trademarks.

7.3 NO USE OF IDENTICAL OR SIMILAR NAMES. Distributor shall not use as its company name or a component thereof or on other products a mark or name identical with or confusingly similar to the Trademarks.

7.4 PRIOR SUBMISSION OF SAMPLES. Distributor shall submit to Siebel samples of advertising or other items bearing the Trademarks prior to the use of such advertising or other items. Siebel shall have the right to make reasonable objections to any such sample within thirty (30) days of its submission on the grounds that Siebel believes in good faith that the use of such advertising or other items by Distributor will be damaging to the recognition value or reputation for quality associated with the Trademarks or that the advertising or other items do not meet the standards of quality required by Siebel. In the event of such an objection, Distributor shall modify the advertising or other items in accordance with the objection of Siebel prior to the use of such advertising or other items.

7.5 LOCAL REGISTRATION OF TRADEMARKS; NO OBJECTIONS TO VALIDITY. Siebel will, in its sole discretion, retain the exclusive right to register the Trademarks. Distributor agrees not to raise or


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

cause to be raised any questions concerning or objections to the validity of the Trademarks or to the respective rights of Siebel.

7.6 NOTIFICATION OF ADVERSE USE. Distributor shall promptly notify Siebel of any known adverse use by a third party of any of the Trademarks or of a mark or name confusingly similar to any of the Trademarks and agrees to take no action of any kind with respect thereto except with the prior written authorization of Siebel. Distributor further agrees to provide full cooperation with any legal or equitable action by Siebel to protect its rights, title and interest in the Trademarks, provided that Siebel reimburses Distributor for the reasonable out of pocket expenses of such cooperation.

7.7 INFRINGEMENT PROCEEDINGS. In the event of infringement of the Trademarks by a third party, Siebel shall have the sole right to bring proceedings (including notifications to the Customs Department objecting to the importation of infringing goods) against the infringing party and to retain any damages recovered in such proceedings. Distributor shall cooperate with Siebel in the prosecution of any such infringement proceedings, provided that Siebel reimburses Distributor for the reasonable out of pocket expenses of such cooperation. Distributor shall promptly notify Siebel in writing of any such known proceeding and shall provide complete authority, information and assistance to Siebel in connection with such proceeding, provided that Siebel reimburses Distributor for the reasonable out of pocket expenses of such assistance. Siebel shall have the sole and exclusive authority and obligation to defend and/or settle any proceeding with respect to the Trademarks.

7.8 LOGO LICENSE RIGHTS. Distributor agrees to the terms of the Logo License Addendum set FORTH IN EXHIBIT H hereto as well as the terms of the Logo Usage Guidelines, as such guidelines may be promulgated by Siebel from time to time in its sole discretion ("Logo Usage Guidelines"). It is understood that in the event that Siebel changes such guidelines in a manner that is materially adverse to the promotion and marketing of the Licensed Software under this Agreement, such changes shall not be applicable to Distributor.

8.       OWNERSHIP AND PROPRIETARY RIGHTS

Siebel and its suppliers shall retain all title, copyright and other proprietary rights in and to the Licensed Software, except as expressly set forth in Section 2.1(c) with respect to Customer Object Definitions. Distributor does not acquire any rights, express or implied, in the Licensed Software, other than those specified in this Agreement. In the event that Distributor makes suggestions to Siebel regarding new features, functionality or performance that Siebel adopts for the Licensed Software, such new features, functionality or performance shall become the sole and exclusive property of Siebel, free from any restriction imposed upon Siebel by the provisions of Section 13.1.

In the event Siebel requests Distributor to furnish Siebel with engineering or other technical resources in connection with future development work for the Licensed Software (above and beyond suggestions to Siebel regarding new features, functionality or performance), Distributor's development role, compensation and ownership rights, if any, for the provision of such services will be addressed in a separate written agreement. In the event Distributor: (i) has


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

independently developed or acquired rights to products or other works which it believes may be complementary to the Licensed Software, and (ii) desires Siebel to evaluate the usefulness of such products or other works, the parties shall enter into an evaluation and non-disclosure agreement before distributor makes any disclosures of proprietary or confidential information to Siebel in connection with such products or other works.

9.       INFRINGEMENT INDEMNITY

9.1 INTELLECTUAL PROPERTY INFRINGEMENT. If a third party makes a claim against Customer or Distributor that the Licensed Software or Updates directly infringes any U.S. or Canadian patent or any copyright, trade secret or trademark ("IP Claim"); Siebel will defend Distributor or Customer against the IP Claim (including payment of reasonable legal fees as incurred to defend Customer and Distributor) and pay all costs, damages and expenses (including reasonable legal fees) finally awarded against Customer by a court of competent jurisdiction or agreed to in a written settlement agreement signed by Siebel arising out of such IP Cla9im;; provided that: (i) Distributor promptly notifies Siebel in writing no later than sixty (60) days after Distributor's receipt of notification of a potential claim; (ii) Siebel may assume sole control of the defense of such claim and all related settlement negotiations; and (iii) Distributor provides Siebel, at Siebel's request and expense, with the assistance, information and authority necessary to perform Siebel's obligations under this Section, provided that Siebel reimburses Distributor for the reasonable out of pocket expenses of that assistance. Notwithstanding the foregoing, Siebel shall have no liability for any claim of infringement to the extent that the claim is based on (a) the use of a superseded or altered release of Licensed Software if the infringement would have been avoided by the use of a current unaltered release of the Licensed Software, which Siebel provided to Distributor, (b) the modification of the Licensed Software other than by Siebel, or (c) the use of the Licensed Software other than in accordance with the Documentation.

If, due to an IP Claim, (i) the Licensed Software is held by a court of competent jurisdiction or are believed to infringe, or (ii) Distributor receives a valid court order enjoining Distributor from using the Licensed Software, Siebel shall in its reasonable judgment, and at its expense, (a) replace or modify the Licensed software to be non-infringing and with substantially similar functionality; (b) obtain for distributor and/or its Customers a license to continue using the Licensed Software; or (c) if Siebel cannot reasonably obtain the remedies in (a) or (b), terminate the license for the infringing Licensed Software and any other portions of the Licensed Software that become substantially unusable because of the infringement and refund the license fees paid for such Licensed Software upon its return by Distributor. This Section 9.1 states Siebel's entire liability and distributor's exclusive remedy for any claim of infringement by the Licensed Software or Updates.

9.2 INTELLECTUAL PROPERTY INFRINGEMENT FOR ANCILLARY PROGRAMS. If a third party makes a claim against Distributor or Customer that the Ancillary Programs infringe any U.S. or Canadian patent or any copyright, trade secret or trademark ("IP Claim"); Siebel will defend Distributor or Customer against the IP Claim and pay all costs, damages and expenses (including reasonable legal fees) incurred by Distributor (for the avoidance of doubt, such costs, damages and expenses shall not include any indirect, incidental, special or consequential loss or damage) or agreed to in a written settlement agreement signed by Siebel arising out of such IP Claim; provided that:


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

(i) Distributor promptly notifies Siebel in writing no later than sixty (60) days after Distributor's receipt of notification of a potential claim; (ii) Siebel may assume sole control (acknowledging that Distributor may play an active part in the proceedings, to the extent that such participation does not affect Siebel's control of the defense) of the defense of such claim and all related settlement negotiations; and (iii) Distributor provides Siebel, at Siebel's request and expense, with the assistance, information and authority necessary to perform Siebel's obligations under this Section. Notwithstanding the foregoing, Siebel shall have no liability for any claim of infringement based on (a) an Ancillary Program for which Siebel has not received a contractual provision from its supplier covering the IP Claim (b) the use of an Ancillary Program that has been replaced by Siebel if the infringement would have been avoided by the use of such replacement program which Siebel provided to Distributor, (c) the modification of a Ancillary Program if the infringement would have been avoided by the use of an unmodified program, or (d) the use of the Ancillary Programs other than in accordance with ' h the Documentation and this Agreement if the infringement would have been avoided by the use of Ancillary Programs or Documentation in accordance with this Agreement.

If, due to an IP Claim or the threat of an IP Claim, (i) any Ancillary Program (regardless of whether Siebel has received a contractual provision from the supplier of the Ancillary Program covering the IP Claim) is held by a court of competent jurisdiction, or in Siebel's reasonable judgment may be held to infringe by such a court, or (ii) Distributor receives a valid court order enjoining Distributor from using the Ancillary Programs, or in Siebel's reasonable judgment distributor may receive such an order, Siebel shall in its reasonable adjustment, and at its expense, (a) replace or modify the Ancillary Programs to be non-infringing; (b) obtain for distributor a license to continue using the Ancillary Programs; or (c) if Siebel cannot reasonably obtain the remedies in (a) or (b), terminate the customer's license to the infringing Ancillary Programs and refund the license fees paid for those Programs whose functionality is materially and adversely impacted by the termination of the license to such Ancillary Program upon return by distributor. This Section 9.1 states Siebel's entire liability and Distributors' exclusive remedy for any claim of infringement regarding Ancillary Program.

10.      LIMITED WARRANTIES AND DISCLAIMERS

10.1 LIMITED PROGRAM WARRANTY. Siebel warrants for a period of one (1) year from the date on which the copy of the Licensed software is first delivered to Distributor hereunder, that the unmodified version of the Licensed Software will perform in all material respects the functions described in the Documentation when operated on a Supported Platform. The parties agree and acknowledge that the foregoing warranty only applies to Licensed Software first delivered to Distributor or to a Customer and not to any Updates subsequently provided to Distributor or such Customer. In the event of a breach of this warranty, Distributor's sole and exclusive remedy and Siebel's sole liability shall be for Siebel to use its commercially reasonable efforts to correct or provide a workaround for reproducible errors that cause breach of this warranty, or if Siebel is unable to make the Licensed Software operate as warranted within a reasonable period of time considering the severity of the error and its impact of the Distributor, Distributor shall be entitled to recover the fees paid to Siebel for the applicable Licensed Software.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

10.2 LIMITED MEDIA WARRANTY. Siebel warrants that the tapes, diskettes or other media upon which the master copy of the Licensed Software (or Ancillary Programs to the extent such programs are contained on the same media as the Licensed Software) are delivered by Siebel to Distributor to be free of defects in materials and workmanship under normal use for one hundred eighty (180) days from the date of delivery by Siebel. In the event of a breach of this warranty, Distributor's sole and exclusive remedy and Siebel's sole liability shall be the replacement of the defective media, provided that Distributor shall acquire an RMA number from Siebel before returning defective media to Siebel.

10.3 LIMITED SERVICES WARRANTY. Siebel warrants that any services contracted to be performed by Siebel pursuant to this Agreement shall be performed in a professional and workmanlike manner consistent with generally accepted industry standards. This warranty shall be valid for ninety (90) days after performance of service. In the event of a breach of this warranty, Distributor's sole and exclusive remedy and Siebel's sole liability shall be the reperformance of the services, or if Siebel is unable to perform the services as warranted, Distributor shall be entitled to recover the fees paid to Siebel for the unsatisfactory services.

10.4 ANTI-VIRUS WARRANTY. Siebel represents and warrants that to the best of its knowledge after employing reasonable technical means to detect computer viruses, the Licensed Software does not contain any undocumented lockout devices, timers, time bombs, virus or other computer software code, routines or hardware components (other than as set forth in the Documentation) designed to disable, damage, impair, or erase the Licensed Software or other software or data. In the event of a breach of this warranty, Distributor's sole and exclusive remedy and Siebel's sole liability shall be to immediately replace all copies of the affected Licensed Software.

10.5 ANCILLARY PROGRAM WARRANTIES. Siebel assigns to Distributor and Distributor shall have the benefit of any and all third party warranties, service agreements and infringement indemnities available to end users of the Ancillary Programs; provided, however, that Distributor's sole remedy for breach of any such warranty, indemnification, service agreement, or other rights and causes of action shall be against the third party offering such rights and of not against Siebel. In the event that an Ancillary Program causes the Licensed Software to fail to perform in all material respects the functions described in the Documentation when operated on a Supported Platform, Siebel will use commercially reasonable efforts to provide Distributor with a workaround or fix pursuant to EXHIBIT B where such workaround or fix may include replacing the Ancillary Program with a replacement Ancillary Program having substantially equivalent functionality at no additional charge.

10.6 YEAR 2000 WARRANTY. Siebel warrants that the Licensed Software, as provided by Siebel, is capable of processing, recording, storing and presenting data containing four-digit years after December 31, 1999 in substantially the same manner and with substantially the same functionality as before January 1, 2000. Siebel assumes no responsibilities or obligations to cause third-party products or services, including but not limited to the Value Added Offering, to function with the Licensed software. Siebel will not be in breach of this warranty for any failure of the Licensed Software to correctly create or process date-related data if such failure results from the inability of any software, hardware, or systems of Distributor or Customer or any other third party (including any underlying database engines, operating systems, and related drivers)


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

either to correctly create or process date related data or to create or process such date-related data in a manner consistent with the method in which the Licensed Software create or process date-related data. In the vent of a breach of this warranty, Distributor's sole and exclusive remedy and Siebel's sole liability shall be to use its commercially reasonable efforts to correct or provide a workaround for reproducible errors in the Licensed Software that cause breach of this warranty, or if Siebel is unable to make the Licensed software operate as warranted within a reasonable time considering the severity of the error and its impact on the distributor, Distributor shall be entitled to return the affected Licensed Software to Siebel and recover the sublicense fees paid to Siebel for such Licensed Software.

10.6A    MOST CURRENT RELEASE. Siebel warrants that the Licensed software is the most current release of such software as of the Effective Date.

10.7 DISCLAIMERS. Distributor must report in writing (with a written notice to Siebel as set forth in Section 13.3) any breach of the warranties contained in this Section 10 during the relevant warranty period. Subject to Siebel's obligations under Section 10.1, Siebel does not warrant that the Licensed Software will meet Distributor's or any Customer's requirements, that the Licensed software will operate in the combinations which Distributor or any Customer may select for use, that the operation of the Licensed Software will be uninterrupted or defect-free, or that all defects will be corrected. Siebel shall have no Year 2000-related liabilities for any products or services except as expressly stated in this Agreement. Pre-Production Programs, limited releases of Licensed Software, Training Materials, and computer-based training products are distributed "AS IS." THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

11.      LIMITATION OF LIABILITY

IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOSS OF PROFITS, DATA OR USE, INCURRED BY THE OTHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES except that in the event Distributor makes unauthorized copies of the Licensed Software , Siebel shall be entitled to recover the full amount of any Sublicense Fees that would relate to such copies. Neither party shall seek or be liable for punitive or exemplary damages.

Except for Siebel's liability under Section 9 and 13.1, Siebel's aggregate and cumulative liability for damages hereunder shall in no event exceed the amount of fees paid by Distributor under this Agreement, and if such damages relate to Distributors use of the Licensed Software or services, such liability shall be limited to fees paid for the relevant Licensed Software or services giving rise to the liability. Except for any breach of its obligations under Sections 2, 5,
 , 7 and 13.1, or its obligations under Section 3.10 or 3.11, Distributors aggregate and cumulative liability for damages hereunder shall in no event exceed the amount of fees paid by Distributor under this Agreement.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

12.      TERM AND TERMINATION

12.1 TERM. This Agreement shall commence on the Effective Date and shall continue in force through the Initial Term, as defined in EXHIBIT A, unless sooner terminated as provided in this Agreement. This Agreement may be extended after the Initial Term for one (1) year terms by mutual written agreement of the parties. The parties agree to discuss such extensions in good faith at the end of each of the first and second years of this Agreement; provided, however, that Siebel shall have no obligation to renew or extend the term of the Agreement, and no payments, liabilities or damages shall be due distributor, or shall be imposed upon Siebel, for its decision to terminate or not to renew the Agreement. It is understood that in the event that a party merges or is otherwise combined into a successor corporation that is a direct competitor of the other party, this Agreement will terminate upon such event.

12.2 TERMINATION FOR CAUSE. Either party may terminate this Agreement, by written notice to the other party: (a) upon the material failure of the other party to observe, keep or perform any of the covenants, terms or conditions herein (including the failure to pay sums owed to the other party when due), if such default continues for thirty (30) days after written notice by the other party, (b) upon the institution by or against either party of insolvency, receivership or bankruptcy proceedings or any other proceedings for the settlement of its debts, (c) upon either party's assignment for the benefit of creditors, (d) if all or substantially all of the assets of a party are acquired by a direct competitor of the other party, or (e) upon either party's dissolution or ceasing to do business.

12.3     EFFECT OF TERMINATION. Upon expiration or termination of this
Agreement: (a) all licenses and rights granted to the parties shall terminate, except as set forth below or in Section 12.5; (b) each party shall refrain from representing themselves as a party to this Agreement; (c) any Customer sublicenses previously granted hereunder will not be affected; and (d) any other rights of either party which may have accrued up to the date of termination shall not be affected. Distributor shall be free to continue providing support to its Customers who are under contract with Distributor for such support following a termination provided that (i) Siebel shall not be obligated to provide Distributor any Updates or Software Maintenance and Support Services to Distributor under this Agreement and (ii) Siebel and its third party partners are not restricted from providing Updates or other maintenance and support directly to such customers.

12.4 LIMITATION OF LIABILITY ON TERMINATION. Notwithstanding the foregoing, upon expiration or lawful termination, neither party will be liable to the other party, because of such termination, for compensation (except for accrued compensation), reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases or commitments in connection with the business or goodwill of Siebel or Distributor.

12.5 DISCONTINUATION OF LICENSED SOFTWARE, DOCUMENTATION, TRAINING MATERIALS, MARKETING MATERIALS Availability. When Siebel reasonably determines that the market demand or other business factors for any Licensed Software, Documentation, Training Materials or Marketing Materials no longer warrants continued availability to end users, Siebel may at its reasonable discretion and without liability to Distributor, remove such Licensed Software,


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

Documentation, Training Materials or Marketing Materials from general availability in which case Distributor shall discontinue all marketing and distribution of such Licensed Software, Documentation, Training Materials, Marketing Materials within one hundred eighty (180) days of Siebel's notification to discontinue general availability for such Licensed Software, Documentation, Training Materials or Marketing Materials.

12.6 SURVIVAL. Sections 3.11 ("Distributor Indemnity"), 5.2 ("Prohibition on Decompiling"), 6 ("Payments"), 7.7 ("Infringement Proceedings"), 8 ("Ownership and Proprietary Rights"), 9 ("Infringement Indemnity"), 11 ("Limitation of Liability"), the third sentence of Section 12.1 ("Term"), 12.3 ("Effects of Termination"), 12.6 ("Survival") and 13 ("General') shall survive the termination of this Agreement.

13.      GENERAL

13.1 NONDISCLOSURE. Each party may have access to information that is confidential to the other party ("Confidential Information"). Siebel's Confidential Information shall include, but not be limited to, the Licensed Software, Documentation, Training Materials, Ancillary Programs, formulas, methods, know how, processes, designs, new products, developmental work, marketing requirements, marketing plans, customer names, prospective customer names, the terms and pricing under this Agreement, and all information clearly identified in writing at the time of disclosure as confidential. Distributors Confidential Information shall include, but not be limited to, its software programs, formulas, methods, know-how, processes, designs, new products, developmental work, marketing requirements, marketing plans, customer names, prospective customer names, and all information clearly identified in writing at the time of disclosure as confidential. Confidential information includes all information received from third parties that either party is obligated to treat as confidential and oral information that is identified by either party as confidential.

A party's Confidential Information shall not include information that (i) is or becomes a part of the public domain through no act or omission of the other party; (ii) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (iii) is lawfully disclosed to the other party by a third party without use of or reference to the other party's Confidential Information. In addition, this Section 13.1 will not be construed to prohibit disclosure of Confidential Information to the extent that such disclosure is required to be disclosed by law or valid order of a court or other governmental authority; provided, however, that the responding party shall first have given notice to the other party and shall have made a reasonable effort to obtain protective order requiring that the Confidential Information so disclosed by used only for the purposes for which the order was issued.

The parties agree, unless required by law, not to make each other's Confidential Information available in any form to any third party (except that Distributor may disclose Siebel's Confidential Information to Customers provided that such disclosure is pursuant to a written nondisclosure agreement at least as protective of Siebel's Confidential Information as this Section 13.1) or to use each other's Confidential Information for any purpose other than in the performance of this Agreement. Distributor shall not disclose the results of any performance


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

tests of the Licensed Software to any third party without Siebel's prior written approval. Each party agrees to take all reasonable steps to ensure agents in breach of this Agreement. The parties agree to hold each other's Confidential Information in confidence during the term of this Agreement and for a period of three (3) years thereafter; provided, however, that with respect to source code, the Siebel Data Model Reference Manual, the Siebel Data Mart Data Model Reference, and other highly sensitive confidential information clearly identified as such at the time of disclosure by either party, the nondisclosure obligations set forth herein shall continue indefinitely. Each party's additional obligations regarding the Siebel Data Model Reference Manual and Siebel Data Mart Data Model Reference are set forth in EXHIBIT C. Each party acknowledges and agrees that, due to the unique nature of Confidential Information, there can be no adequate remedy at law for breach of this Section
13.1 and that such breach would cause irreparable harm to the non-breaching party; therefore, the non-breaching party shall be entitled to seek immediate injunctive relief, in addition to whatever remedies it might have at law or under this Agreement. This Section 13.1 constitutes the entire understanding of the parties and supersedes all prior or contemporaneous agreements, representations or negotiations, whether oral or written, with respect to Confidential Information.

13.2 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the United States of America and the State of California. The parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from application to this Agreement.

13.3 NOTICES. All notices required to be sent hereunder shall be in writing and shall be deemed to have been given upon (i) the date sent by confirmed facsimile, (ii) on the date it was delivered by courier, or (iii) if by certified mail return receipt requested, on the date received, to the addresses set forth above and to the attention of the signatory of this Agreement or to such other address or individual as the parties may specify from time to time by written notice to the other party.

13.4 DELIVERY. All materials provided by Siebel hereunder shall be delivered to Distributor on a F.O.B. Siebel's San Francisco Bay Area basis for destinations within the United States, or on a FCA (Incoterms 1990) Siebel's San Francisco Bay Area Headquarters (or the address of Siebel's designee) basis for destinations outside the United States; at which point title to the carrier media and risk of loss or damage to the materials shall be transferred from Siebel to Distributor. Nothing in this Section shall be deemed to transfer title to, or provide Distributor with any rights in, the Licensed Software, Documentation, or Training Materials, except as specifically provided in this Agreement. If any materials are lost or damaged during transit from Siebel to Distributor, Siebel will promptly replace such materials at no additional charge.

13.5 INJUNCTIVE RELIEF. It is expressly agreed that a breach of Sections 2.1 or 13.1 of this Agreement by Distributor or Siebel may cause irreparable harm to the non-breaching party and that a remedy at law would be inadequate.

Therefore, in addition to any and all remedies available at law, the nonbreaching party will be entitled to seek an injunction or other equitable remedies in all legal proceedings in the event of any threatened or actual violation of any or all of the above provisions.

[Remainder of page intentionally left blank]


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

13.6 RELATIONSHIP BETWEEN THE PARTIES. Siebel is an independent contractor; nothing in this Agreement shall be construed to create a partnership, joint venture or agency relationship between the parties.

13.7 FORCE MAJEURE. Neither party shall be liable hereunder by reason of any failure or delay in the performance of its obligations hereunder (except for the payment of money) on account of strikes, shortages, riots, insurrection, fires, flood, storm, explosions, acts of God, war, governmental action, labor conditions, earthquakes, material shortages, or any other cause which is beyond the reasonable control of such party (a "Force Majeure Event"). Each party will use reasonable efforts to minimize the duration of a Force Majeure Event to the extent that it is able to do so.

13.8 WAIVER. The failure of either party to require performance by the other party of any provision hereof shall not affect the full right to require such performance at any time thereafter; nor shall the waiver by either party of a breach of any provision hereof be taken or held to be a waiver of the provision itself.

13.9 SEVERABILITY. In the event any provision of this Agreement is held to be invalid or unenforceable, the remaining provisions of this Agreement will remain in full force.

13.10 HEADINGS. The paragraph headings appearing in this Agreement are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or extent of such paragraph, or in any way affect this Agreement.

13.11 ASSIGNMENT. Neither this Agreement nor any rights or obligations of either party hereunder may be assigned in whole or in party without the prior written approval of the other party, which shall not be unreasonably withheld or delayed, except that no consent shall be required in the event of an assignment of this Agreement to a successor corporation by merger, sale of all or substantially all of the assets or capital stock, provided that the successor corporation (i) is not a direct competitor of the other party, and (ii) agrees in writing to be bound by the terms of this Agreement.

13.12 COMPLIANCE WITH LAW AND REGULATIONS. Each party shall act in strict compliance with all applicable laws, ordinances, regulations and other requirements of any government authority pertaining to such party's activities under the Agreement and shall provide, pay for, and keep in good standing all permits, licenses or other consents necessary for such activities.

13.13 EXPORT CONTROL. The parties agree that the export of Licensed Software is subject to the export control laws of the United States of America and each party agrees to abide by all such export control laws and regulations. Without limiting the generality of the foregoing, distributor expressly agrees that it shall not, and shall cause its representatives to agree not to, export, directly or indirectly, re-export, divert, or transfer the Licensed Software, Documentation or any direct product thereof to any destination, company or person restricted or prohibited by U.S. Export Controls.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

13.14 CONFIDENTIAL AGREEMENT. Neither party will disclose any terms or the existence of this Agreement, except that the parties may issue a jointly approved press release announcing Distributor's rights to distribute and market the Licensed Software. Siebel shall have the right to use Distributor's name in customer lists or promotional documents that incorporate such lists. The confidentiality restrictions under this Section 13.14 shall not apply to the extent that disclosure of this Agreement is required by applicable laws and regulations. Either party may disclose this Agreement on a need to know basis to legal counsel, auditors and other representatives and to lenders and prospective purchasers of a party, provided that such recipients agree to maintain the confidentiality of this Agreement by executing a written agreement at least as restrictive as this Agreement governing such confidentiality and provided further that such recipient is not a competitor of the other party unless the other party gives prior written permission to disclose this Agreement to such competitor, such permission not to be unreasonably withheld.

13.15 COUNTERPARTS AND EXCHANGES BY FAX. This Agreement may be executed simultaneously in two (2) or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by fax shall be sufficient to bind the parties to the terms and conditions of this Agreement.

13.16 NOTICE OF RESTRICTED RIGHTS FOR U.S. GOVERNMENT SUBLICENSES. If Distributor grants a sublicense to the United States Government, the Licensed Software, Ancillary Programs and Documentation shall be considered "commercial computer software," and Distributor shall place a notice provision, in addition to the applicable copyright notices, on the Documentation and media label, substantially similar to the following: "U.S. GOVERNMENT RESTRICTED RIGHTS. Programs, Ancillary Programs and Documentation, delivered subject to the Department of Defense Federal Acquisition Regulation Supplement, are 'commercial computer software' as set forth in DEARS 227.7202, Commercial Computer Software and Commercial Computer Software Documentation, and as such, any use, duplication and disclosure of the Programs, Ancillary Programs and Documentation shall be subject to the restrictions contained in the applicable Siebel license agreement. All other use, duplication and disclosure of the Programs, Ancillary Programs and Documentation by the U.S. Government shall be subject to the applicable Siebel license agreement and the restrictions contained in subsection
(c) of FAR 52.227-19, Commercial Computer Software - Restricted Rights (June
1987), or FAR 52.227-14, Rights in General Data Alternative III (June 1987), as applicable. Contractor/licensor is Siebel Systems, Inc., 1855 South Grant Street, San Mateo, CA 94402."

13.17 ENTIRE AGREEMENT. This Agreement, together with the attached exhibits which are incorporated by reference, constitutes the complete agreement between the parties pertaining to the subject matter hereof and supersedes all prior or contemporaneous agreements or representations, written or oral, concerning the subject matter of this Agreement and such exhibits. This Agreement may not be modified or amended except in writing signed by a duly authorized representative of each party. No other act, document, usage or custom shall be deemed to amend or modify this Agreement.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives.

The Effective Date of this Agreement shall be March 22, 2000.

EXECUTED BY:  LAWSON ASSOCIATES, INC. DBA LAWSON SOFTWARE

Signature:        /s/ Jay Coughlan
Name:             Jay Coughlan
Title:            President/COO
Date:             3-22-00

EXECUTED BY:  SIEBEL SYSTEMS, INC.

Signature:        /s/ Kevin A. Johnson
Name:             Kevin A. Johnson
Title:            Vice President, Legal Affairs
Date:             3/22/00






(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT A

                                LICENSED SOFTWARE

1.       FEES.

         (a)      SUBLICENSE FEES.

         (i) SIEBEL WORKGROUPS EDITION Applications. During the term of the Agreement, the Sublicense Fees for Siebel Workgroups Edition Licensed Software shall be equal to "Siebel's List Price" (as defined below) less a discount of (*) for every licensed User of the Licensed Software.

         (ii) SIEBEL ENTERPRISE EDITION APPLICATIONS. During the term of the Agreement, the Sublicense Fees for Siebel Enterprise Applications shall be equal to Siebel's List Price less a discount of (*) for every licensed User of the Licensed Software.

         (iii) SIEBEL OPPORTUNITIES. Notwithstanding subsections (i) and (ii) above, if at the time Distributor enters into a transaction with a Customer on the final Target List, Siebel is pursuing or within the previous sixty (60) days has pursued the same or a similar opportunity with-such Customer, the Sublicense Fees for such transaction shall be equal to the greater of (a)(*) of Distributor's net license fees received from the Customer for such transaction or (b)(*) of Siebel's List Price.

         "Siebel's List Price" shall mean the quantity-one En ser List Price per Named User for the Licensed Software published by Siebel and effective as of the date of Distributor's license agreement with the relevant Customer.

         The "Target List" shall mean a written list of Distributor's preferred Customers or active prospects, which Distributor shall provide to Siebel no later than March 31, 2000, provided, however, that Distributor may discuss such initial Target List with Siebel and make necessary modifications to the initial Target List, and shall present such modifications at one time as a final Target List within three (3) months after the Effective Date. It is understood that unless it is determined that there is a conflict under Siebel's lead registration process, the parties contemplate that Customers on the Target List will be Distributor registered leads under such process. The parties agree to meet within thirty (30) days after the Effective Date to discuss and resolve to the parties' mutual satisfaction issues concerning lead registration, rules of engagement and other similar matters.

         Sublicense Fees will accrue upon the earlier of (i) the delivery of the Licensed Software to the Customer or (ii) the reproduction, deployment or use of the Licensed Software by the Customer and shall be payable quarterly as set forth in Section 6.4 of this Agreement.

         (b) MINIMUM SUBLICENSE FEES. Distributor shall use its commercially reasonable efforts to achieve revenue resulting in the following target Sublicense Fees for each listed time period. If Distributor does not achieve revenue resulting in the following minimum Sublicense Fees for each listed time period, Siebel may terminate this Agreement for cause pursuant to Section 12.2 (effective six (6) months after the notice of such termination), which right to terminate shall be Siebel's sole and exclusive remedy for the failure of Distributor to achieve such revenue amounts. It is understood that if the revenue amounts in any year exceed the minimum, the excess will be applied toward meeting the next year's minimum. It is further understood that the amounts below are based on Sublicense Fees accrued during each year; if Sublicense Fees accrue during a year, but are not payable until the following year (based on the quarterly payment schedule in the Agreement), those Sublicense Fees will be applied towards determination of Distributor's compliance with this Section 1(b) for the year during which the fees accrued.

                         Time Period                      Target Sublicense Fee          Minimum Sublicense Fee
                          -----------                       Payments to Siebel              Payments to Siebel
                                                           ------------------              ------------------
          Year One (Effective Date - one day prior     (*)                            (*)
          to the first anniversary of the Effective
          Date

          Year Two (first anniversary of the                    To be determined,
          Effective Date - one day prior to the        but not less than (*)          but not less than (*)
          second anniversary of the Effective Date)

          Year Three (second anniversary of the        To be determined,              To be determined,
          Effective Date - one day prior to the        but not less than (*)          but not less than (*)
          third anniversary of the Effective Date)

         (c)      MAINTENANCE FEES.

         Siebel Workgroups Edition Licensed Software and Siebel Enterprise Edition Licensed Software: During the term of the Agreement, Distributor agrees to pay Siebel Maintenance Fees that shall be equal (*) of Distributor's net license fees received from Customers per year, but in no event will Distributor pay Siebel less than (*) of the cumulative aggregate of the then current Siebel List Price of all Licensed Software which Distributor has distributed to Customers from the Effective Date during each twelve (12) month period of this Agreement; provided however that until the Assumption of Support (as defined in Section 3.4 of this Agreement) the minimum percentage for Maintenance Fees as set forth above shall be (*), not (*).

         It is understood that in the event that a Customer renews Maintenance and Support Services after the first year of the End User License Agreement with such Customer, Distributor shall pay to Siebel Maintenance Fees for such Customer during such


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

         Customer's renewal period. It is further understood that if a Customer does not renew Maintenance and Support Services after the first year of the End User License Agreement with such Customer, Distributor shall not be obligated to pay to Siebel Maintenance Fees for such Customer after the first year of such End User License Agreement; provided, however, that in the event Customer chooses to reinstate Maintenance and Support Services after its decision not to renew, Distributor shall pay to Siebel Siebel's then standard reinstatement fee for such Maintenance and Support Services.

         Maintenance Fees will accrue upon the earlier of (i) the delivery of the Licensed Software to the Customer or (ii) the reproduction, deployment or use of the Licensed Software by the Customer. Distributor shall pay any Maintenance Fees within thirty (30) days following the end of the quarter in which the related Sublicense Fee accrued

2. INITIAL TERM. The Initial Term of the Agreement shall begin on the Effective Date and end on the third anniversary of the Effective Date.

3. VALUE ADDED OFFERING. Distributor will satisfy the following value added criteria in connection with the Licensed Software and will continue to satisfy such criteria during the term of the Agreement:

         Distributor will interface the Licensed Software as a component of the Value Added Offering;

         Distributor will provide installation support for the Licensed Software as part of the Solution; or

         Distributor will provide consulting services for the Licensed software as part of the Solution.

4.       TERRITORY.  Distributor's Territory shall be worldwide.

5. LICENSED SOFTWARE. Subject to Section 7 below, the Licensed Software shall consist of the following software programs:

SIEBEL WORKGROUPS EDITION LICENSED SOFTWARE

----------------------------------------------------------------------------------------------------------------------
                                        PROGRAMS LICENSED                                                VERSION
----------------------------------------------------------------------------------------------------------------------
Siebel Sales for Workgroups (Base Applications)                                                     Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Service for Workgroups (Base Application)                                                    Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Call Center for Workgroups (Base Application)                                                Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Advanced Selling Pack for Workgroup                                                          Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Advanced Service Pack for Workgroups                                                         Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Telebusiness Pack for Workgroups                                                             Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Product Configurator for Workgroups                                                          Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Server Pack for Workgroups                                                                   Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel eChannel for Workgroups                                                                      Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel eService for Workgroups                                                                      Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Tools for Workgroups                                                                         Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel VB for Workgroups                                                                            Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

Siebel Enterprise Edition Licensed Software

----------------------------------------------------------------------------------------------------------------------
                                        PROGRAMS LICENSED                                                VERSION
----------------------------------------------------------------------------------------------------------------------
Siebel Call Center (Base Applications)                                                              Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Sales Enterprise (Base Application)                                                          Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Service Enterprise (Base Application)                                                        Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Field Service (Base Application)                                                             Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Thin Client (Deployment Option)                                                              Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Encyclopedia                                                                                 Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Office                                                                                       Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Calendar                                                                                     Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Reports                                                                                      Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Expense Reporting                                                                            Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Executive Information System (EIS)                                                           Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Incentive Compensation                                                                              Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Order Entry                                                                                  Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Contracts                                                                                    Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Campaigns                                                                                    Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
SiebelSmartScript                                                                                   Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel CTI                                                                                          Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel CTI Connect                                                                                  Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Remote                                                                                       Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Anywhere                                                                                     Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Workflow Manager                                                                             Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Assignment Manager                                                                           Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Advanced Search                                                                              Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
SiebelData Quality                                                                                  Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Jdistance Learning                                                                           Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Quotes                                                                                       Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Revenue Forecasting                                                                          Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Product Forecasting                                                                          Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Proposal Generator                                                                           Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Presentations                                                                                Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Sales Assistant                                                                              Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Target Account Selling                                                                       Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Customer Service Integration                                                                 Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Resource Assignment                                                                          Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Time Management & Reporting                                                                  Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Agreements                                                                                   Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Product Configurator                                                                         Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
SiebelProduct Configurator Integration Object                                                       Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel eSales (named Users)                                                                         Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Service Assistant                                                                            Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Quality Management                                                                           Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel E-mail Agent                                                                                 Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Service Inventory                                                                            Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Shipping/Receiving                                                                           Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
SiebelLogistics Manager                                                                             Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Repair                                                                                       Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Sales HandHeld                                                                               Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Enterprise Connector for SAP(TM)R/3(R)                                                       Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Replication Manager                                                                          Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

----------------------------------------------------------------------------------------------------------------------
Siebel Tools                                                                                        Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
         Siebel Bus Object Designer                                                                 Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
         Siebel Application Upgrader                                                                Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
         Siebel VB                                                                                  Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
         Siebel BusObject Interfaces                                                                Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
         Siebel Database Extension Designer                                                         Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
         Siebel Report Designer                                                                     Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel System Software                                                                              Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
         Siebel Administration Manager                                                              Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
         Siebel Marketing Manager                                                                   Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
         Siebel Enterprise Integration Manager                                                      Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
         Siebel Remote Server                                                                       Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
         Siebel Server Manager                                                                      Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Global Enterprise Support                                                                    Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
         Siebel Multi Currency                                                                      Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
         Siebel Language Extensions                                                                 Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Siebel Server Extensions for the Solaris Operating Environment(TM)                                  Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------
Additional Siebel Language Extensions                                                               Siebel 99 (v5.x)
----------------------------------------------------------------------------------------------------------------------


6. ANCILLARY PROGRAMS(1). The Ancillary Programs currently consist of the following software programs and such other programs as may be listed in Siebel's Documentation from time to time.

----------------------------------------------------------------------------------------------------------------------
                                             PRODUCT                                                     VERSION
----------------------------------------------------------------------------------------------------------------------
Sysbase SQL Anywhere                                                                                v5.x
----------------------------------------------------------------------------------------------------------------------
Adobe Acrobat Reader                                                                                v3.0
----------------------------------------------------------------------------------------------------------------------
Intersolv DataDirect Closed ODBC Driver (for Oracle RDBMS only)(2)                                  v2.x
----------------------------------------------------------------------------------------------------------------------
MSODBC Drivers                                                                                      v2.5
----------------------------------------------------------------------------------------------------------------------

(1) The Ancillary Programs and any related requirements are subject to change as specified by Siebel in its discretion on thirty (30) days prior written notice to Distributor.
(2) This Ancillary Program may only be distributed by Distributor under the terms of this Agreement subject to Distributor's payment of the following fees: (i) sublicense fees equal to (*), and (ii) maintenance fees equal to (*)/every twelve months. Siebel reserves the right change such related fees at any time upon written notice to Distributor.

7.       PRODUCT RESTRICTIONS.

SIEBEL WORKGROUPS EDITION LICENSED SOFTWARE: Distributor may sublicense Siebel Workgroups Edition Licensed Software only to Customers with (i) an installed base of no greater than (*), and (ii) annual revenue that does not exceed (*). Siebel agrees that it will consider limited exceptions to such User and annual revenue limitations on a case-by-case basis in its sole discretion.

SIEBEL ENTERPRISE EDITION LICENSED SOFTWARE: Distributor shall require Customers of Siebel for Workgroups Licensed Software who require additional Users that will increase their installed base of Users to more than (*) to transfer their Users from the Siebel Workgroups Edition products to the Siebel Enterprise Edition products and cease use of the Siebel Workgroups Edition products. It is contemplated that there will be a separate upgrade product listed in Siebel's price list that will be applicable to such transfers.

8.       DISTRIBUTOR OBLIGATIONS.

(a) DISTRIBUTOR'S RESOURCE COMMITMENT. As soon as reasonably practicable after the Effective Date and during the term of this Agreement, Distributor will dedicate one full-time Program/Partnership Manager, who shall carry a minimum yearly quota of (*) in Sublicense Fees (not to Siebel), one part-time marketing manager and the following personnel resources to support the Licensed Software and Distributor's obligations under this Agreement:


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

----------------------------------------------------------------------------------------------------------------------
                       CERTIFIED QUOTA-CARRYING CRM         CERTIFIED PRE-SALES         CERTIFIES TECHNICAL SUPPORT
    TIME PERIOD              REPRESENTATIVES(3)                 SPECIALISTS(4)               REPRESENTATIVES(5)
    -----------              ----------------                   ------------                 -----------------
----------------------------------------------------------------------------------------------------------------------
Year One                            (*)                             (*)                             (*)
----------------------------------------------------------------------------------------------------------------------
Year Two                            (*)                             (*)                             (*)
----------------------------------------------------------------------------------------------------------------------
Year Three                          (*)                             (*)                             (*)5
----------------------------------------------------------------------------------------------------------------------

(3) Each Certified Quota-Carrying CRM Representative shall (i) promptly complete Siebel's Certification training program; (ii) be dedicated full-time to supporting the Licensed Software and Distributor's obligations under this Agreement and (iii) carry a minimum yearly quota of (*) in Sublicense Fees (not to Siebel).

(4) Each Certified Siebel Sales Specialist shall (i) promptly complete Siebel's certification training program; and (ii) be dedicated full-time to supporting the Licensed Software and Distributor's obligations under this Agreement. (5) The number of Certified Technical Support Representatives is subject to increase based on the agreement of the parties pursuant to the parties' business plan for this relationship.

(b) MARKETING, SALES AND TECHNICAL TRAINING FUNDS. As soon as reasonably practicable after the Effective Date of this Agreement,

----------------------------------------------------------------------------------------------------------------------
                                                                   SALES                     TECHNICAL SUPPORT
    TIME PERIOD          SIEBEL-RELATED MARKETING                TRAINING*                       TRAINING*
    -----------          ------------------------                ---------                       ---------
----------------------------------------------------------------------------------------------------------------------
Year One                            (*)                             (*)                             (*)
----------------------------------------------------------------------------------------------------------------------
Year Two                            TBD                             TBD                             TBD
----------------------------------------------------------------------------------------------------------------------
Year Three                          TBD                             TBD                             TBD
----------------------------------------------------------------------------------------------------------------------

* Siebel training will be offered at Siebel's then current list price, provided that during the first six (6) months of the License Term Distributor will receive a (*) off of such list price.

It is understood that the amounts set forth in this Section 8(b) for Year Two and Year Three are to be determined but in no event shall such amounts be lower than in the previous year.

9.       SIEBEL OBLIGATIONS.

(a) SIEBEL'S RESOURCE COMMITMENT. As soon as reasonably practicable after the Effective Date and during the term of this Agreement, Siebel will dedicate one full-time quota-carrying Program Partnership Manager, one full-time sales consultant, one part-time channels marketing representative and other personnel as reasonably necessary to support Siebel's obligations under this Agreement.

(b) MARKETING FUNDS. Siebel agrees that it will secure a marketing budget matching the amount secured by Distributor during Year One of the License Term up to a maximum of (*). It is understood and agreed that of such amount, (*) will be specifically dedicated to generating potential opportunities for resale of the Licensed Software pursuant to this Agreement and (*) will be generally dedicated to further the parties' relationship as contemplated by this Agreement.

(c) SALES OVERVIEW TRAINING. Siebel will provide to Distributor free of charge up to one half-day of sales overview training to Distributor's general sales force which will be conducted by Siebel's channels organization.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT B
                               MAINTENANCE POLICY

At any given time, provided that Distributor has paid the applicable Maintenance Services fees, Siebel shall provide support for (a) the then current version of the Licensed Software enumerated in Order Forms executed pursuant to an applicable Software License and Services Agreement, and (b) the immediately preceding version of such Licensed Software, but only for a period of six (6) months following the release of the then current version that is made generally available, provided that all such Licensed Software is are then generally available from Siebel and operated on a Supported Platform. Such Licensed Software is referred to in this Policy as the Supported Programs."

1.       MAINTENANCE

Maintenance covers Supported Programs during both implementation and production use of such Programs. Siebel will use reasonable commercial efforts to cure, as described below, reported and verifiable errors in Supported Programs so that such Programs perform in all material respects the functions described in the associated Documentation. Siebel recognizes four severity levels of Supported Program errors or issues:

         Severity 1 - Critical Business Impact. Customer's production use of the Support Programs is stopped or so severely impacted that the Customer cannot reasonably continue work. Siebel will begin work on the Program error within one hour of notification during Technical Support's normal business hours and will engage development staff until an acceptable workaround is achieved.

         Severity 2 - Significant Business Impact. Important Program features are unavailable with no acceptable workaround. Customer's implementation or production use of the Supported Programs is continuing but not stopped; however, there is a serious impact on the Customer's productivity and/or service levels. Siebel will begin work on the Program error within two hours of notification during Technical Support's normal business hours and will engage development staff until an acceptable workaround is achieved.

         Severity 3 - Some Business Impact. Important Program features are unavailable but a workaround is available, or less significant Program features are unavailable with no reasonable workaround. Customer's work, regardless of the environment or product usage, has minor loss of operational functionality or implementation resources. Siebel will provide initial response regarding the requested information or documentation clarification within 24 hours of notification during Technical Support's normal business hours and will consider a workaround, if appropriate, and Supported Program enhancements for inclusion in a subsequent Program Update.

         Severity 4 - Minimal Business Impact. Customer requests information, an enhancement, or documentation clarification regarding the Supported Programs but there is no impact on the operation of the Supported Programs. Customer's implementation or production use of the Supported Programs is continuing and there is no work being impeded at the time. Siebel will


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

provide initial response regarding the requested information or documentation clarification within 48 hours of notification during Technical Support's normal business hours and will consider Supported Program enhancements for inclusion in a subsequent Program Update.

Siebel will provide Distributor with a single copy of the fix or workaround on suitable media. Distributor will distribute the fix or workaround to Supported Programs as necessary.

2.       UPDATES

Siebel shall, from time to time, in its sole discretion, make Updates to Supported Programs available to Distributor at no additional charge except for media and handling charges. If a Customer transfers the Supported Program to a hardware and/or software platform which is not supported by Siebel at the time of such transfer, Siebel shall continue to provide to Distributor Updates which operate on a Supported Platform and Siebel shall have no further obligation to fix errors which occur when the Program is run on any platform other than the Supported Platform. Notwithstanding the foregoing, Distributor shall remain obligated to pay for Maintenance Services ordered by Distributor prior to such transfer.

3.       SUPPORT

3.1 Customer shall establish and maintain the organization and processes to provide First Line Support for the Supported Programs directly to Users.

3.2 If after reasonable commercial efforts Customer is unable to diagnose or resolve problems or performance deficiencies of the Supported Programs, Customer shall contact Distributor for Second Line Support and Distributor shall provide support for the Supported Programs in accordance with Siebel's then current policies and procedures for Second Line Support.

3.3 Distributor shall establish and maintain the organization and processes to provide Second Line Support for the Supported Programs to Customer. Second Line Support shall be provided to Customer only, if, after reasonable commercial efforts, Customer is unable to diagnose and/or resolve problems or performance deficiencies of the Supported Programs. Second Line Support shall be provided to up to two designated Siebel trained representatives of Customer.

3.4 Second Line Support shall be provided by Distributor through (i) telephone support during local normal business hours, (ii) electronic mail, and
(iii) through the World Wide Web to the extent such support is technically and reasonably feasible.

3.5 Siebel shall provide Distributor Third-Line Support for the Supported Programs in accordance with Siebel's then current Maintenance and Support Services Policy. Distributor shall provide Siebel with the necessary remote access (e.g. modem) to Customer's Supported Platform so that Siebel may, at its option, provide remote diagnostic capability. Siebel does not assure performance of the maintenance se s described herein if such remote access (e.g., modem) to Customer's Supported Platform so that Siebel may, at its option, provide remote diagnostic capability. Siebel does not assure performance of the maintenance services described herein if such remote access is not provided by Distributor when requested by Siebel. Siebel shall not


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

provide Third Line Support directly to Users. It is understood that the foregoing provisions in this Section 3 shall apply after the Assumption of Support. Prior to the Assumption of Support, Siebel will provide Maintenance and Support Services directly to Users as a subcontractor to Distributor.

4.       MAINTENANCE AND SUPPORT FEES

4.1 Annual fees for Maintenance Services as described herein shall be as set forth in the Order Form.

4.2 Siebel may, at its sole option, reinstate lapsed Maintenance Services in accordance with its then current policies upon payment by Distributor of the applicable reinstatement fee.

5.       EXCLUDED SERVICES

The following services are outside the scope of Siebel's Maintenance Services:

5.1 Service for Supported Programs which have been subject to unauthorized modification by Customer or Distributor.

5.2 Service for Supported Programs for which all required Maintenance releases have not been implemented by Customer or Distributor.

5.3 Service which becomes necessary due to: (i) failure of computer hardware or equipment or programs not covered by this schedule; or (ii) any cause or causes beyond the reasonable control of Siebel (e.g., floods, fires, loss of electricity or other utilities), negligence of Customer, Distributor or any third party, operator error, improper use of hardware or software or attempted maintenance by unauthorized persons.

5.4 Services performed at the Customer's or Distributor's site unless the parties mutually agree otherwise.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT C

                                  DOCUMENTATION

DESCRIPTION OF DOCUMENTATION:

Siebel's Documentation includes on-line help for all licensed Users, one (1) printed copy of the Data Model Reference Manual, one (1) printed copy of the Data Mart Data Model Reference (if applicable), and one (1) electronic copy (from which Customer may print up to three (3) printed copies) of the Installation and Upgrade Guide, Administration Guide and Release Notes as well as the Documentation that applies to the Licensed Software at no additional charge. Additional Documentation that is currently available from Siebel as of the Effective Date is priced as described in Siebel's price list.

DATA MODEL REFERENCE MANUAL SUPPLEMENTAL CONFIDENTIALITY TERMS AND CONDITIONS:

The following additional terms and conditions apply to Siebel's provision of the Siebel Data Model Reference Manual and/or Siebel Data Mart Data Model Reference (collectively and individually, the "Data Model") to Customer. The Data Model shall be governed by the terms that apply to Licensed Software under the Agreement, except that with respect to the Data Model, the nondisclosure obligations set forth in Section 9.1 ("Nondisclosure") of the Agreement shall not be limited to the period equal to the term of the Agreement plus three (3) years, but shall continue perpetually.

1. AUTHORIZED EMPLOYEES AND AUTHORIZED CONTRACTORS. Customer may disclose the Data Model only to employees and contractors who (i) require access thereto for a purpose authorized by the Agreement, and (ii) have personally signed the Access Log which is set forth as the initial page of the Data Model. Such employees and contractors are hereby designated "Authorized Employees" and "Authorized Contractors." Notwithstanding the foregoing, if (i) Siebel reasonably believes that any employee or contractor is engaged in the integration, customization or other development-related activities of products similar to or competitive with Siebel's products either for its own benefit or for the benefit of a third party ("Similar Product Development"), and Customer cannot assure Siebel to its reasonable satisfaction that such employee or contractor, while engaged in support such development activities, will be able to refrain from commingling or sharing any portion of the Data Model with any such Similar Product Development, or (ii) Siebel reasonably believes that the Data Model may not be properly safeguarded by any employee or contractor, Siebel shall notify Customer in writing and, upon receipt of such notification, Customer shall immediately terminate such employee's or contractor's access to the Data Model. Customer shall promptly provide Siebel the original of the Access Log upon request. In the event Siebel disapproves of an employee or contractor in accordance with the foregoing, Siebel shall provide Customer prompt notice of such disapproval no later than fifteen (15) days following Customer's having provided Siebel with the original of the Access Log. Siebel shall be deemed to have accepted all employees and contractors who have signed the Access Log until Siebel notifies Customer to the contrary. Any breach of the


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

Agreement by an employee or contractor of Customer shall be deemed to be a breach by Customer.

2. PROCEDURES FOR HANDLING THE DATA MODEL. Siebel shall ensure that the Data Model will be appropriately identified as Siebel's Confidential Information before being made available to Customer hereunder. Customer shall ensure that the same degree of care is used to prevent the unauthorized use, dissemination, or publication of the Data Model as Customer uses to protect its own confidential trade secret information of a like nature (i.e., other highly-sensitive proprietary technical data and information of Customer as source code). Customer shall not disclose any portion of the Data Model to third parties, with the exception of Authorized Employees and Authorized Contractors as set forth in Section 1 above. Customer shall maintain one master copy of the Data Model and Customer will designate one employee ("Data Model Access Coordinator)" who shall be responsible for controlling all access to such master copy. All hard copies of the Data Model must be kept in a locked drawer, cabinet or room at all times when not in use. Customer may not reproduce any portion of the Data Model for any purpose. If Customer wishes to obtain additional hard copies of the Data Model, Siebel shall provide Customer additional copies, as reasonably necessary, at Siebel's then-current price.

3. TRADE SECRETS. The Data Model and any part thereof constitute trade secrets of Siebel and/or its suppliers, and will be used by Customer only in accordance with the terms of this Agreement. Customer shall take prompt and appropriate action to prevent unauthorized use or disclosure of the Data Model by the Authorized Employees and Authorized Contractors.






(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT D

                                   TRADEMARKS

SIEBEL(R) and the Siebel product names
Universal Agent(TM)
ActiveBriefings(R)
TSQ(R)
Sales.com(TM)
TrickleSync(TM)






(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT E



                             RESERVED COMPANIES(1)


                                      (*)

(1) Company shall include the parent companies, subsidiaries, overseas branches and overseas offices of the Companies listed above and any company which is involved in the sale or distribution of the products offered by the Companies listed above. Siebel reserves the right to add additional companies (who commercially distribute or otherwise offer a product that is directly competitive with the Licensed Software) to this list from time to time during this Agreement with the consent of Distributor which consent shall not be unreasonably withheld or delayed. For purposes of adding additional companies to this Exhibit after the Effective Date, the above listed companies are illustrative of the type of companies who commercially distribute or otherwise offer a product that is competitive with the Licensed Software. It is understood that Siebel does not necessarily consider all the companies listed above to be direct competitors of Siebel.



(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT F

                   MINIMUM TERMS OF END USER LICENSE AGREEMENT

Distributor agrees that its agreements with End Users will contain the following minimum terms and conditions, and that such agreements will not include any additional terms and conditions which are inconsistent with such minimum terms and conditions.

1.       DEFINITIONS.

         1.1 "AFFILIATE" shall mean any corporation, company or other entity controlled by, controlling, or under common control with End User. Such entity shall be deemed to be an "Affiliate" only so long as such control exists. Upon request, End User agrees to confirm the Affiliate status of a particular entity.

         1.1A "ANCILLARY PROGRAM" shall mean the third party software specified in the Documentation and in one or more Order Forms issued pursuant to this Agreement and which are delivered with or embedded in the Program.

         1.2 "COMMENCEMENT DATE" of each Program License shall mean the date on which End User and Distributor enter into an Order Form pursuant to which End User purchases Program Licenses for such Program(s).

         1.3 "DESIGNATED SYSTEM(s)" shall mean End User's computer hardware and operating system(s) designated on the Order Form(s).

         1.4 "MAINTENANCE AND SUPPORT SERVICES" shall mean Program support provided under Distributor's policies in effect on the date Maintenance and Support Services are ordered, subject to the payment by End User of the applicable fees for such support. Distributor reserves the right to alter such policies from time to time using reasonable discretion.

         1.5 "ORDER FORM(s)" shall mean the document (substantially in the form of EXHIBIT G) by which End User orders Program Licenses and related services and which is executed by the parties. Each Order Form shall reference the Effective Data of this Agreement and shall, upon signature by both parties, be deemed to have been incorporated into this Agreement.

         1.6 "PRE-PRODUCTION PROGRAM(s)" shall mean a software program which is not generally licensed for commercial use by Distributor or which is not listed in Distributor's generally available marketing literature or which is designated as a "Alpha," "Beta," or "Pre-Production" program or release by Distributor.

         1.7 "PROGRAM(s)" shall mean the Programs all as described in one or more Order Forms issued pursuant to this Agreement; the media upon which such software is delivered to End User; and Updates Programs shall not include Ancillary Programs.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

         1.8 "PROGRAM LICENSE" shall constitute each license granted to End User pursuant hereto for a User to use a Program as specified in one or more Order Forms.

         1.9 "TRAINING MATERIALS" shall mean any Siebel Systems' training materials provided in connection with any training courses ordered by Customer and delivered as set forth in this Agreement.

         1.10 "UPDATE(s)" shall mean a subsequent release of the Program which is generally made available for Program Licenses receiving Maintenance and Support Services, at no additional charge. Updates shall not include any release, option or future product

         1.11 "USERS" shall mean the named or specified (by password or other user identification) individuals authorized by End User to use specified Programs, regardless whether the individual is actively using the Programs at any given time. The maximum number of Users that may use or access the Programs shall be specified in an Order Form(s). "Users" may include the employees of End User and third parties, provided that such third party is limited to use of the Programs (i) only as configured and deployed by End User and solely in connection with End User's or Affiliates' business operations as conducted by or through such third party, including but not limited to the installation, administration or implementation of the Programs for End User, and (iii) made subject to a written agreement with such third party which contains provisions which are consistent with the provisions of Sections 2.1, 2.2 and 4.1. Each Affiliate shall comply with all of End User's obligations under this Agreement and End User shall be jointly and severally liable for any breaches of this Agreement by Affiliates.

         1.12 "USER SYSTEM" shall mean the computer hardware and operating systems operated by Users in the course of their employment with End User, including notebook and portable computers.

2.       PROGRAM LICENSE.

         2.1 LICENSE GRANT. Subject to the terms and conditions of this Agreement, Distributor hereby grants to End User the following nontransferable, nonexclusive, rights and licenses for End User's own internal business operations as follows:

                  A. TO USE. (i) to use the Programs and Ancillary Programs solely on the Designated System, or on a backup system if the Designated System is inoperative; (ii) to use the Documentation solely for purposes of supporting End User's use of the Programs; (iii) to use the Training Materials solely for purposes of supporting Users who attend Siebel Systems' training courses; (iv) to use the Siebel Tools Programs solely in accordance with the Documentation to create End User-specific objects


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                           for use with the Programs; and (v) to have third parties (e.g., system integrators) install, integrate, and implement the Programs and Ancillary Programs for the End User;

                  B. TO COPY. (i) to copy the Programs that operate on server systems as reasonably necessary to support the maximum number of named Users; (ii) to copy the Programs and Ancillary Programs that operate on the personal computers of Users up to the maximum number of named Users, provided that End User may make one additional copy of each such Program for use on one personal computer, per named User, so long as such User operates only one copy of such Program at any given time; (iii) to make a reasonable number of additional copies of the Programs and Ancillary Programs solely for archival, emergency back, or disaster recovery purposes; and (iv) to copy the on-line help Documentation as reasonably necessary to support its Users.

         2.2      LICENSE RESTRICTIONS AND EXCLUSIONS. The rights granted in
                  Section 2.1 are subject to the following restrictions: (i) End User may use the Ancillary Programs only in combination with the Programs and solely for purposes of installing and/or operating the Programs; End User may not use the Ancillary Programs as stand-a lone applications; (ii) End User may not reverse engineer, disassemble, decompile, or otherwise attempt to derive the source code of the Programs or Ancillary Programs; provided that, if required under applicable law, upon End User's request, Distributor shall provide information necessary for End User to achieve interoperability between the Programs and other software for a nominal administrative charge; (iii) End User may not sublicense or use the Programs or Ancillary Programs for commercial time-sharing, lease, rental or service bureau use, or to train person other than named Users, unless previously agreed to in writing by Distributor; (iv) End User shall not use the Siebel Tools Programs for general application development purposes; and (v) with regard to any and all copies of the Programs, Ancillary Programs, and Documentation, End User shall only make exact copies of the versions as originally delivered by Distributor, End User shall ensure that each copy contains all titles, trademarks, and copyright and restricted rights notices as in the original, and all such copies shall be subject to the terms and conditions of this Agreement.

         2.3 RETENTION OF RIGHTS. Distributor and its suppliers (including Siebel Systems) reserves all rights not expressly granted to End User in this Agreement. Without limiting the generality of the foregoing, End User acknowledges and agrees that: (i) except as specifically set forth in this Agreement, Distributor and its suppliers retain all rights, title and interest in and to the Programs, Ancillary Programs, Documentation, Deliverables and Training materials and End User acknowledges and agrees that it does not acquire any rights, express or implied, therein; (ii) any configuration or deployment of the Programs shall not affect or diminish Distributor's or Siebel Systems' rights, title, and interest in and to the Programs: and (iii) if End User suggests any new features, functionality or performance for


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  the Programs that Siebel Systems subsequently incorporates into the Programs, such new features, functionality, or performance shall be the sole and exclusive property of Siebel Systems and shall be free from any confidentiality restrictions that might otherwise be imposed upon Siebel Systems.

         2.4      TRANSFER AND ASSIGNMENT.

                  (a) End User may, upon written notice to Distributor and payment of any then-applicable transfer fee, transfer a Program from a Designated System; provided, however, that if End User transfers the Program to a hardware and/or software platform which is not supported by Distributor at the time of such transfer, Distributor shall continue to provide Updates to End User which operate on the supported platform and Distributor shall have no further obligation to fix errors which occur when the Program is run on the unsupported platform. Notwithstanding the foregoing, End User shall remain obligated to pay for Maintenance and Support Services ordered by End User prior to such transfer.

                  (b) Neither this agreement or any rights granted hereunder, nor the use of any of the Programs, may be sold, leased, assigned, or otherwise transferred, in whole or in part, by End User, and any such attempted assignment shall be void and of no effect; provided, however, that End User may assign this Agreement in connection with a merger, acquisition or sale of all or substantially all of its assets unless the surviving entity is a direct competitor of Distributor or Siebel.

         2.5 VERIFICATION. End User is hereby notified that Siebel Systems Incorporated, a California corporation located at 1855 South Grant Street, San Mateo, CA 94402 is a third-party beneficiary to this Agreement and that the provisions of this Agreement related to End User's use of the Programs are made expressly for the benefit of Siebel and are enforceable by Siebel in addition to Distributor. At Siebel's written request, not more frequently than annually, End User shall furnish Siebel with a certificate executed by an officer of End User (a) providing a list of Users by name and country; and (b) listing the locations and types of the Designated Systems on which the System Programs are run.

                  Distributor and Siebel reserve the right to audit End User's use of the Programs no more than once annually at Distributor or Siebel's expense. Distributor or Siebel shall schedule any audit at least thirty (30) days in advance. Any such audit shall be conducted during regular business hours at End Users facilities and shall not unreasonably interfere with End User's business activities. If such audit reveals that End User has underpaid fees to Distributor as a result of unauthorized use or copying of the Programs, End User shall pay to Distributor such underpaid fees at the prices previously agreed to for such Programs plus interest thereon at the prevailing United States prime rate from the initial date of the unauthorized use.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

3.       TERM AND TERMINATION.

         3.1 TERM. Each Program License granted under this Agreement shall commence on the applicable Commencement Date and shall remain in effect perpetually unless such Program License or this Agreement is terminated as provided in Section 3.2 (Termination by Distributor).

         3.2 TERMINATION BY DISTRIBUTOR. Distributor may terminate this Agreement or any Program License upon written notice if End User breaches this Agreement and fails to correct the breach within thirty (30) days following written notice from Distributor specifying the breach.

         3.3 HANDLING OF PROGRAMS UPON TERMINATION. If a Program License granted under this Agreement terminates, End User shall (a) cease using the applicable Programs, documentation, and related Confidential Information and (b) certify to Distributor within thirty (30) days after termination that End User has destroyed, or has returned to Distributor, the Programs, documentation and related Confidential Information and all copies thereof. This requirement applies to copies in all forms, partial and complete, in all types of media and computer memory, and whether or not modified or merged into other materials. Before returning Programs to Distributor, End User shall acquire a Return Material Authorization ("RMA") number from Distributor.

         3.4 SURVIVAL. The parties rights and obligations under Sections 2.2(iii), 2.3, 2.4, 3 and 4 shall survive termination of this Agreement.

4.       GENERAL TERMS.

         4.1 NONDISCLOSURE. By virtue of this Agreement, the parties may have access to information that is confidential to one another ("Confidential Information"). Distributor's Confidential Information shall include the Programs, formulas, methods, know-how, processes, designs, new products, developmental work, marketing requirements, marketing plans, customer names, prospective customer names, the terms and pricing under this Agreement, and all information clearly identified in writing at the time of disclosure as confidential.

                  A party's Confidential Information shall not include information that (a) is or becomes a part of the public domain through no act or omission of the other party; (b) was in the other party's lawful possession prior to the disclosure and had not been obtained by the other party either directly or indirectly from the disclosing party; (c) is lawfully disclosed to the other party by third party without restriction on disclosure; or (d) is independently developed by the other party. End User shall not disclose the results of any performance tests of the Programs to any third party without Siebel's prior written approval.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  The parties agree to hold each other's Confidential Information in confidence during the term of this Agreement and of a period of three (3) years after termination of this Agreement, provided, however that with respect to the Siebel Data Model Reference Manual, the Siebel Data Mart Data Model Reference, and other highly sensitive confidential information clearly identified as such at the time of disclosure by either party ("Highly Sensitive Confidential Information"), the nondisclosure obligation as set forth herein shall continue indefinitely. Customer's additional obligations regarding the Seibel Data Model Reference Manual and Siebel Data Mart Data Model Reference shall be set forth in a separate nondisclosure agreement that must be entered into directly with Siebel Systems before the Data Model Reference shall be set forth in a separate nondisclosure agreement that must be entered into directly with Siebel Systems before the Data Model is provided to Customer by Siebel Systems. The parties agree, unless required by law, not to make each other Confidential Information available in any form to any third party or to use each other's Confidential Information for any purpose other than in the performance of this Agreement. Each party agrees to take all reasonable steps to ensure that Confidential Information is not disclosed or distributed by its employees or agents in violation of the terms of this Agreement. Each party acknowledges and agrees that, due to the unique nature of Confidential Information, there can be no adequate remedy at law for breach of this Section 4.1 and that such breach would cause irreparable harm to the non-breaching party; therefore, the non-breaching party shall be entitled to seek immediate injunctive relief, in addition to whatever remedies it might have at law or under this Agreement.

4.2 DISCLAIMER OF IMPLIED WARRANTIES. Distributor does not warrant that (i) the Programs will meet End User's requirements, (ii) the Programs will operate in the combinations which End User may select for use, (iii) the operation of the Programs will be uninterrupted or error-free, or (iv) all Program errors will be corrected. Limited Production Programs, pre-production releases of Programs and Training Materials are distributed "AS IS." THE WARRANTIES ABOVE ARE EXCLUSIVE AND IN LIEU OF ALL OTHER WARRANTIES, WHETHER EXPRESS OR IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT G
                                   ORDER FORM

                         TO SEE ORDER FORM CLICK ON BAR.






(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT H

                              LOGO LICENSE ADDENDUM

         Siebel and Distributor agree to the terms contained in this Logo License Addendum ("Addendum"). In the event of conflict between this Addendum and this Agreement, the terms and conditions of this Addendum shall prevail with respect to the subject matter herein.

1.       LOGO LICENSE.

         1.1 LICENSE GRANT. Subject to and conditioned upon Distributor's compliance with the terms and conditions of this Addendum, this Agreement and the Logo Usage Guidelines, Siebel hereby grants to Distributor a non-exclusive, non-transferable right to use within the Territory the Siebel Reseller Logo designated by Siebel solely in conjunction with Distributor's permitted activities pursuant to this Agreement and in the manner described in the Logo Usage Guidelines.

         1.2 RESTRICTIONS. If Siebel specifies that Distributor sis required to have the solution validated by Siebel, then Distributor's rights under this Agreement shall be conditioned upon obtaining such validation from Siebel in accordance with this Agreement. Distributor may not use or reproduce the Siebel Reseller Log in any manner whatsoever other than as expressly described in the Logo Usage Guidelines that contains the specific guidelines concerning the size, placement and use of the Siebel Reseller Logo.

         1.3 RETENTION OF RIGHTS. Siebel expressly reserves all rights not specifically granted to Distributor hereunder. Without limiting the generality of the above, Distributor expressly agrees that Siebel retains all right, title, and interest in and to all of the Siebel Reseller Logos. All use of the Siebel Reseller Log by Distributor will inure to the benefit of Siebel. Under no circumstances will anything in this Agreement be construed as granting, by implication, estoppel or otherwise, a license to any Siebel technology or proprietary right other than the permitted use of the Siebel Reseller Logo pursuant to Section 1.1 above.

2.       NO ENDORSEMENT

         Siebel does not, and will not, endorse, warrant or guarantee the performance of any Solution, products or services. Distributor will not represent to any third party that Siebel has endorsed, warranted, or guaranteed the performance of any Solution, products or services, that Siebel has implied the merchantability or fitness for a particular purpose of any Solution, products or services, or that Siebel intends to do so.

3.       QUALITY, INSPECTION, AND APPROVAL

         3.1 QUALITY OF SOLUTIONS, PRODUCTS AND SERVICES. Distributor agrees to maintain the quality of the Solution, products and services used in conjunction with the Siebel Reseller Logo at a level that meets or exceeds industry standards and at least


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                  commensurate with the quality of Solution, products and services distributed by Distributor as of the Effective Date.

         3.2 QUALITY OF LOGO. The Siebel Reseller Logo may not be altered by any party other than Siebel. The Siebel Reseller Logo must be reproduced from the logo supplied by Siebel. The Siebel Reseller Logo must stand alone in terms of commercial impression generated by the particular usage and shall not be used in close proximity with any other trademark or design. Siebel reserves the right to amend any Siebel Trademarks and to notify Distributor of any such amendments that are relevant to Distributor's business or the Siebel Reseller Logo applicable to Distributor.

         3.3 INSPECTION. Distributor shall Supply Siebel with suitable specimens of the Solution and products and Distributor's use of the Siebel Reseller Logo in connection with the Solutions, products and services at the times and in the manner described in the Log Usage Guidelines, or at any time upon reasonable notice from Siebel. Distributor shall cooperate with Siebel to facilitate periodic review of Distributor's use of the Siebel Reseller Logo and of Distributor's compliance with the quality standards described in this Agreement.

         3.4 APPROVAL. Siebel reserves the right to approve or reject use of the Siebel Reseller Logo by Distributor. Distributor shall fully correct and remedy any deficiencies in its use of the Siebel Reseller Log, conformance to any validation guidelines, and/or the quality of the Solutions, products and services used in conjunction with the Siebel Reseller Logo, upon reasonable notice from Siebel. If Siebel determines that the Solutions, products or services do not meet Siebel's standards, Siebel shall have the right to rescind Siebel's approval of Distributor's use of the Siebel Reseller Logo and any other Siebel Trademarks and to terminate this Agreement for cause pursuant to Section 12.2.


(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.

                                    EXHIBIT I

                                [TO BE ATTACHED]






(*) Denotes confidential information that has been omitted and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act of 1933, as amended.